As Filed with the Commission on May 1, 2001
Registration No. 2-80805
SEC File No. 811-3615

Securities and Exchange Commission
Washington, D.C.

FORM N-1A

Registration Statement Under the Securities Act of 1933 [X]

Pre-Effective Amendment No. [ ]

Post-Effective Amendment No. 24 [X]

and/or

Registration Statement Under the Investment Company Act of 1940 [X]

Amendment No. 27

Mosaic Equity Trust
(Exact Name of Registrant as Specified in Charter)

6411 Mineral Point Road, Madison, Wisconsin 53705

Registrant's Telephone Number: (480) 443-9537

W. Richard Mason, Secretary
Mosaic Equity Trust (c/o Madison/Mosaic Compliance Dept.)
8777 N. Gainey Center Drive, Suite 220
Scottsdale, Arizona 85258
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: It is proposed that this filing will become effective:
[X] immediately upon filing pursuant to paragraph (b)
[ ]on (date) pursuant to paragraph (b)
[ ]60 days after filing pursuant to paragraph (a)(1)
[ ]on May 1, 1999 pursuant to paragraph (a)(1)
[ ]75 days after filing pursuant to paragraph (a)(2)
[ ]on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box: [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Mosaic Equity Trust (Investors Fund, Mid-Cap Growth Fund, Balanced Fund and Foresight Fund).

Cross-Reference Sheet

Form N1-A

Part A, Information Required in a Prospectus

  Item 1 Front and back cover pages
  Item 2 Risk/Return Summary: Investments, Risks and Performance (including Fund Investment Objectives/Goals, Principal Investment Strategies of the Fund/Trust, Principal Risks of Investing in the Fund/Trust and Risk/Return Bar Chart and Table)
  Item 3 Fees and expenses of the Fund/Trust
  Item 4 Investment Objectives, Implementation of Investment Policies
  Item 5 Management's Discussion of Fund Performance is contained in the Registrant's annual report to shareholders under rule 30d-1 for the fiscal year ended December 31, 2000 and is incorporated herein by reference
  Item 6 Management
  Item 7 Pricing of Fund Shares, Dividends and Distributions, Taxes and incorporated by reference from Mosaic's "Guide to Doing Business"
  Item 8
  Not applicable
  Item 9 Financial highlights

Mosaic's "Guide to Doing Business" follows Part A

Part B, Items Required in a Statement of Additional Information

  Item 10 Cover page
  Item 11 Trust History
  Item 12 Description of the Funds (including Classification, Investment Strategies and Risks, Fund Policies and Fundamental Policies)
  Item 13 Management of the Trust
  Item 14 Control Persons and Principal Holders of Securities
  Item 15 Investment Advisory and Other Services
  Item 16 Brokerage Allocation and Other Practices
  Item 17 Capital Stock and Other Securities
  Item 18 Purchase, Redemption and Pricing of Shares
  Item 19 Taxation of the Trust
  Item 20 Investment Advisory and Other Services
  Item 21 Calculation of Performance Data
  Item 22 Financial Statements and Other Additional Information (Annual and Semi-Annual Reports are incorporated by reference)

Part C, Other Information Items 23 through 30 follow Part B

Prospectus/May 1, 2001

Mosaic Equity Trust

Investors Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Madison Mosaic, LLC
Investment Advisor

www.mosaicfunds.com

Risk/Return Summary: Investments, Risks and Performance	1
Fund Investment Objectives/Goals	1
Principal Investment Strategies of the Fund	1
Principal Risks of Investing in the Fund	1
Risk/Return Bar Chart and Table	1
Fees and Expenses of the Fund	1
Investment Objectives	2
Implementation of Investment Objectives	2
Principal Risks	3
Management	3
Pricing of Fund Shares	4
Dividends and Distributions	4
Taxes	4
Financial Highlights	5

Risk/Return Summary: Investments, Risks and Performance

Fund Investment Objectives/Goals

Mosaic Investors Fund seeks long-term growth.

Principal Investment Strategies of the Fund

The Investors Fund invests primarily in the common stock of established high-quality, larger growth companies. Generally, the companies the Investors Fund buys have a market capitalization (the value of all of a company’s stock on the market) of $5 billion or more. The Fund may buy a number of mid-sized growth companies, as well (market capitalizations between $1 and $5 billion).

Focused Portfolio

To the extent invested in common stocks, the Fund generally invests in only 20-35 companies. This reflects our belief that your money should be in our top investment ideas, not our 75th or 125th best idea.

Growth and Value: GARP

We select companies that we believe show steady, sustainable growth and reasonable valuation, rather than “hot” stocks or “trendy” growth companies with high share prices. Instead, we will invest in the stocks of issuers that we believe have a blend of both value and growth potential: What we call “GARP” for “growth at a reasonable price.”

Principal Risks of Investing in the Fund

Market Risks

The share price of the Fund reflects the value of the securities it holds. If a stock’s price falls, the share price of the Fund will go down (unless another stock’s price rises by an offsetting amount). If the Fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares. This is generally known as “market risk.”

Risk/Return Bar Chart and Performance Table

The following bar chart illustrates the risks of the Fund by showing changes in the Fund’s performance from year to year over a 10-year period. After the bar chart for the Fund is a table that compares the Fund’s average annual total returns with those of a broad-based securities market index that is not subject to the fees and expenses typical of mutual funds. Remember, however, that how the Fund performed in the past is not necessarily an indication of how it will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 23.11% (quarter ending December 31, 1998) and the lowest return for a quarter was -9.60% (quarter ending September 30, 1998).

	Average Annual Total Returns (for the periods ending December 31, 2000)
	Past One Year	Past 5 Years	Past 10 Years
Investors Fund	10.84%	17.99%	16.15%
S&P 500 Index*	-9.10%	18.33%	17.46%

*The S&P 500 is the Standard & Poor’s Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of any fund offered by Mosaic Equity Trust.

  Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases(as a percentage of offering price)	None
Maximum Deferred SalesCharge (Load) Imposed onPurchases (as a percentage of offering price)	None
Redemption Fee	None
Exchange Fee	None

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.40%
Total Annual Fund Operating Expenses	1.15%

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$117	$365	$633	$1,398

Additional fees and transaction charges described in Mosaic’s “Guide to Doing Business,” if applicable, will increase the level of expenses that can be incurred. (For example, fees are charged for certain wire transfers, stop payments on checks, bounced investment checks, and retirement plans). In addition, shareholders that purchase or redeem shares in the Fund through a securities broker may be charged a transaction fee by the broker for handling of the transaction. The Fund does not receive these fees. Shareholders may engage in any transaction directly with the Fund to avoid such charges.

Investment Objectives

Mosaic Equity Trust Investors Fund seeks long-term growth.

The investment objective of any fund offered by Mosaic Equity Trust may be changed without shareholder approval. Shareholders will, however, receive prior written notice of any material change. There can be no assurance that the Fund’s investment objectives will be achieved.

Implementation of Investment Objectives

How do we select stocks for the Fund?
We screen for both growth and value when seeking investments for the Fund. We look for a pattern of consistent, sustainable earnings growth. We compare the valuation of the stock, based on the projected growth rate of the com-pany’s earnings, to the market in general (looking for an attractive ratio between growth and price) and to the company’s historic valuations.

Our goal is to acquire companies when they are at the low end of their historical valuations. By avoiding overpriced issues, we attempt to avoid the most volatile and risky segments of the market. Instead, we will invest in the stocks of issuers that we believe have a blend of both value and growth potential: What we call “GARP” for “growth at a reasonable price.”

Why do we sell stocks in the Fund?
We sell stocks for a number of reasons: (1) the valuation target we set for them is achieved; (2) the fundamental business prospects for the company have materially changed; or (3) we find a more attractive alternative.

How many stocks will the Fund hold?
We want each stock to represent a meaningful commitment. Therefore, the Fund generally invests in only 20-35 companies. We believe this offers the benefits of diversification, yet focuses the Fund enough to allow for superior performance. It also reflects our belief that your money should be in our top investment ideas, not our 75th or 125th best idea.

Does the Fund hold much cash?
In order to meet day to day shareholder transaction requirements, the Fund will hold a certain amount of uninvested cash. We will normally invest this cash overnight in a repurchase agreement. Repurchase agreements involve the sale of securities to the Fund by a financial institution or securities dealer, simultaneous with an agreement by that seller to repurchase the securities at the same price, plus interest, at a later date. The Fund will limit the parties with which it will engage in repurchase agreements to those financial institutions and securities dealers that are deemed creditworthy pursuant to guidelines adopted by the Trust’s Board of Trustees.

Can the Fund adopt a temporary defensive strategy?
If we determine that it would be appropriate to adopt a temporary defensive investment position by reducing exposure in the equity markets, up to 100 percent of the Fund could be invested in short-term, fixed-income investments. To the extent more than 35% of the Fund is so invested, it would not be invested in accordance with policies designed to achieve its stated investment objectives.

Specific Strategies
The Fund principally invests in the common stocks of established, larger growth companies. Generally, the companies the Fund buys have a market capitalization (the value of all of a company’s stock on the market) of $5 billion or more. However, the Fund may buy a number of smaller growth companies, as well (market capitalizations between $1 and $5 billion) if they meet our investment criteria.

The Fund will normally be at least 65% invested in common stocks.

Principal Risks

Market Risks

The Fund’s holdings will be subject to the economic, business and market risks associated with common stock investing. As a result, your investment in the Fund, when redeemed, may be worth more or less than the price you originally paid for it.

While the Fund is a diversified mutual fund, we intend to generally limit the common stock portion of the portfolio to 20-35 companies, with each company representing no more than 5% of the portfolio at cost. As a result, the Fund’s daily net asset value may be more volatile than a fund with greater portfolio diversification.

In the event the Fund experiences more redemp-tions than sales, we may be required to sell securities in order to raise cash to meet the re-demptions. Such sales may cause capital gains to be realized for tax purposes. Any such gains must be distributed to shareholders. (See “Taxes” below.)

Management

The Advisor

We are Madison Mosaic, LLC, a wholly-owned subsidiary of Madison Investment Advisors, Inc., both located at 6411 Mineral Point Road, Madison, Wisconsin 53705 (“Madison”). We manage approximately $200 million in assets in the Mosaic family of mutual funds, which includes stock, bond and money market portfolios. Madison, a registered investment advisory firm for over 26 years, provides professional portfolio management services to a number of clients and has approximately $4.5 billion under management.

We are responsible for the day-to-day administra-tion of the Fund’s activities. Investment decisions regarding the Fund can be influenced in various manners by a number of individuals.

Generally, all management decisions are the primary responsibility of Madison’s investment policy committee. The investment policy committee is made up of the top officers and managers of Madison.

Compensation

Advisory Fee. We receive a fee for our services under our Investment Advisory Agreement with the Fund. For the Fund’s last fiscal year, the fee was calculated as 0.75% of its average daily net assets. This fee is deducted automatically from all accounts and is reflected in the daily price of the Fund.

Administrative and Services Fee. Under a separate Services Agreement with the Fund, we provide or arrange for the Fund to have all other opera-tional and other support services it needs. We receive a fee calculated as a percentage of the average daily net assets of each fund for these services. For the Fund’s most recent fiscal year, this fee was set at 0.40%. These fees are also deducted automatically from all accounts and are reflected in the daily price of the Fund.

Pricing of Fund Shares

The price of each Fund share is based on its net asset value (or “NAV”). This equals the total daily value of the Fund’s investments, minus its expenses and liabilities, divided by the total number of outstanding shares. The Fund’s NAV is calculated at the close of the New York Stock Exchange each day that it is open for trading, normally 4:00 p.m. Eastern Time.

We use the market value of the securities in the Fund in order to determine NAV. We obtain the market value from one or more established pricing services.

When you purchase or redeem shares, your transaction will be priced based on the next calculation of NAV after your order is received in proper form. This may be higher, lower or the same as the NAV from the previous day.

Dividends and Distributions

The Fund’s net income, if any, is declared as dividends and distributed to shareholders annually, usually at the end of the calendar year. Any net realized capital gains will also be paid to shareholders at least annually as capital gains distributions.

Distributions will be paid in the form of additional shares credited to your account, unless you elect in writing to receive dividend checks or payments by electronic funds transfer. (Please refer to Mosaic’s “Guide to Doing Business” for more information about dividend distribution options.)

Taxes

Federal Tax Considerations

The Fund will distribute to shareholders 100 percent of its net income and net capital gains, if any. The capital gain distribution is determined as of October 31 each year and distributed annually.

All dividend and capital gain distributions, if any, will be taxable to you. In January each year, the Fund will send you an annual notice of dividends and other distributions paid during the prior year. Capital gains distribu-tions can be taxed at different rates depending on the length of time the securities were held.

Because the share price fluctuates for the Fund, if you redeem shares in the Fund, you will create a capital gain or loss that has tax consequences. It is your responsibility to calculate the cost basis of shares purchased. You must retain all statements received from the Fund to maintain accurate records of your investments.

An exchange of any fund’s shares for shares of another fund will be treated as a sale of the fund’s shares. As a result, any gain on the transaction may be subject to federal, state or local income tax.

If you do not provide a valid social security or tax identification number, you may be subject to federal withholding at a rate of 31% of dividends, any capital gain distributions and redemption proceeds. Any fine assessed against the Fund that results from your failure to provide a valid social security or tax identification number will be charged to your account.

State and Local

At the federal as well as state and local levels, dividend income and capital gains are generally considered taxable income.

Financial Highlights

The following financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for periods after December 31, 1996 has been audited by Deloitte & Touche LLP, whose most current report, along with the Fund’s financial statements, are included in the annual report, which is available upon request. Other independent auditors audited information for periods before January 1, 1997.

INVESTORS FUND-2

	Year Ended December 31,
	2000	1999	1998	1997-1	1996
Net asset value beginning of year	$21.10	$24.26	$22.37	$19.16	$18.03
Investment operations:
Net investment income (loss)	0.01	(0.01)	0.04	0.14	0.24
Net realized and unrealized gain on investments	2.28	1.21	4.13	6.39	3.91
Total from investment operations	2.29	1.20	4.17	6.53	4.15
Less distributions:
From net investment income	(0.01)	--	(0.04)	(0.14)-3	(0.25)
From net realized gain on investments	(3.32)	(4.36)	(2.24)	(3.18)-3	(4.01)
Total distributions	(3.33)	(4.36)	(2.28)	(3.32)-3	(4.26)
Net asset value, end of period	$20.06	$21.10	$24.26	$22.37	$17.92
Total return (%)	10.84	5.06	18.66	34.84	22.75
Ratios and supplemental data
Net assets, end of period (in thousands)	$27,481	$29,326	$29,528	$25,202	$13,112
Ratio of expenses to average net assets (%)	1.15	1.15	1.16	1.15	1.17
Ratio of net investment income (loss) to average net assets (%)	0.05	(0.03)	0.17	0.49	1.20
Portfolio turnover (%)	.81	.74	.85	.78-4.81

1-All data reflect share price adjustment due to fund merger on June 13, 1997.
2-Data prior to June 13, 1997 represents Bascom Hill Investors, Inc.
3-Includes distribution attributable to net investment income and net realized gain from Mosaic Investors Fund.
4-For purposes of determining portfolio turnover, the transfer of securities pursuant to the merger on June 13, 1997 are not considered.

Mosaic Equity Trust has a Statement of Additional Information (SAI) that includes additional information about each Mosaic Equity Trust fund. Additional information about each fund’s investments is available in the Trust’s annual and semi-annual reports to shareholders. In the Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year. The SAI and the Trust’s annual and semi-annual reports are available without charge by calling the Trust at 800-368-3195.

Information on how to purchase and sell shares in any Mosaic Fund is provided in a separate brochure entitled, “Guide to Doing Business.” Mosaic’s “Guide to Doing Business” is incorporated by reference into this prospectus.

Please call our shareholder service department if you have any questions about any Mosaic Equity Trust fund or if you would like a copy of any written fund information. Additional information is also available at the Mosaic Funds Internet Investment Center at http://www.mosaicfunds.com

Finally, you can review and copy information about the Fund  (including the SAI) at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo @sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Transfer Agent
Mosaic Funds
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
888 670 3600

Telephone Numbers
 Shareholder Service
 Toll-free nationwide:   888 670 3600
 Mosaic Tiles (24 hour automated information)
 Toll-free nationwide:   800 336 3063

Mosaic Funds
6411 Mineral Point Road
Madison, Wisconsin 53705

www.mosaicfunds.com

SEC File Number 811-3615

Prospectus/May 1, 2001

Mosaic Equity Trust

Balanced Fund, Mid-Cap Growth Fund and Foresight Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Madison Mosaic, LLC
Investment Advisor

Risk/Return Summary: Investments, Risks and Performance	1
Fund Investment Objectives/Goals	1
Principal Investment Strategiesof Each Fund	1
Principal Risks of Investing in the Trust	2
Risk/Return Bar Chart and Table	2
Fees and Expenses of the Trust	3
Investment Objectives	4
Implementation of Investment Objectives	5
Principal Risks	7
Management	8
Pricing of Fund Shares	8
Dividends and Distributions	9
Taxes	9
Financial Highlights	9

Risk/Return Summary: Investments, Risks and Performance

Fund Investment Objectives/Goals
Mosaic Equity Trust (the “Trust”) offers shares of three separate funds in this prospectus:

Mosaic Mid-Cap Growth
The Mid-Cap Growth Fund seeks long-term growth.

Mosaic Balanced
The Balanced Fund seeks (1) to produce current income and (2) to provide an opportunity for capital appreciation.

Mosaic Foresight
The Foresight Fund seeks (1) long-term growth and (2) capital preservation.

Principal Investment Strategies of Each Fund

Fund-Specific Strategies

Mosaic Mid-Cap Growth
The Mid-Cap Growth Fund invests at least 65% of its net assets in the common stock of mid-sized growth companies. Generally, the companies the Mid-Cap Growth Fund buys have a market capitalization between $1 and $10 billion at time of purchase.

Mosaic Balanced
The Balanced Fund invests in a combination of common stocks and investment grade bonds. Its stock component will consist primarily in the common stock of established high-quality, larger growth companies. Generally, the companies the Balanced Fund buys have a market capitalization (the value of all of a company’s stock on the market) of $5 billion or more. The Balanced Fund may buy a number of smaller growth companies, as well (market capitalizations between $1 and $5 billion). However, it never holds more than 70% of its assets in common stocks. The rest of the Balanced Fund (generally, 30% to 50%) is invested in investment grade corporate bonds and U.S. government bonds.

In general, we anticipate that 25-50% of the Balanced Fund’s total net assets will be invested in debt securities that have an average weighted maturity of less than 10 years.

Mosaic Foresight
The Foresight Fund is an asset allocation fund. Based on our assessment of market and economic conditions, this fund has the flexibility to move in or out of the stock and bond markets when these markets appear unusually over-or-under valued. However, it may have significant holdings in cash, money market instruments or investment grade bonds at times when we feel that the market is vulnerable to a meaningful decline. The common stocks selected for the Foresight Fund are generally larger companies of the type selected for the stock portion of the Balanced Fund, but it may also invest in smaller companies such as those selected for the Mid-Cap Growth Fund. The bonds selected have a maturity of 10 years or less.

General Strategies

Focused Portfolios
To the extent invested in common stocks, each fund generally invests in only 20-35 companies. This reflects our belief that your money should be in our top investment ideas, not our 75th or 125th best idea.

Growth and Value: GARP
We select companies that we believe show steady, sustainable growth and reasonable valuation, rather than “hot” stocks or “trendy” growth companies with high share prices. Instead, we will invest in the stocks of issuers that we believe have a blend of both value and growth potential: What we call “GARP” for “growth at a reasonable price.”

Principal Risks of Investing in Each Fund

All Funds

Market Risk
The share price of each fund reflects the value of the securities it holds. If a stock’s price falls, the share price of the fund will go down (unless another stock’s price rises by an offsetting amount). If the fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares. This is generally known as “market risk.”

Fund Specific Risks

Mid-Cap Growth Fund Specific Risks
The smaller companies held by the Mid-Cap Growth Fund have greater market risk than stocks of more established companies.

Balanced Fund Risks
Bonds held by the Balanced Fund are subject to call risk. If a bond issuer “calls” a bond (pays it off at a specified price before it matures), the Balanced Fund would have to reinvest the proceeds at a lower interest rate. It may also experience a loss if the bond is called at a lower price than what we paid.

Balanced and Foresight Fund Specific Risks
The Balanced Fund always invests in bonds and the Foresight Fund may invest in bonds. When interest rates go up, bond prices tend to go down. The value of bonds in the Balanced Fund are likely to fall as interest rates rise, causing the fund’s share price to fall as well. The Foresight Fund will react the same way if it holds bonds during a period of rising interest rates. This is generally known as “interest rate risk.”

The greater the percentage of a fund’s invest-ment in bonds, the greater its interest rate risk. On the other hand, the more bonds a fund holds, the lesser its market risk. You should also understand that the longer the maturity of any bond, the greater the effect will be on its price when interest rates change. The Balanced Fund may have long average maturities, while the average maturity of the Foresight Fund may be shorter at 10 years or less.

Foresight Fund Specific Risks

When changing its allocation of stocks and fixed-income securities, the Fund may incur increased brokerage costs. Also, short-term trading may generate capital gains.

Risk/Return Bar Chart and Performance Table

The following bar charts illustrate the risks of each fund by showing changes in each fund’s performance from year to year over a 10-year period (or for the life of the fund, if less). After the bar chart for each fund is a table that compares the fund’s average annual total returns with those of a broad-based securities market index that is not subject to the fees and expenses typical of mutual funds. Remember, however, that how any fund performed in the past is not necessarily an indication of how it will perform in the future.

 MID-CAP GROWTH FUND

During the period shown in the bar chart, the highest return for a quarter was 21.54% (quarter ending December 31, 1998) and the lowest return for a quarter was -15.84% (quarter ending September 30, 1998).

Average Annual Total Returns (for the periods ending December 31, 2000)
	Past One Year	Past 5 Years	Past 10 Years
Mid-Cap Growth Fund	-18.46%	11.47%	12.02%
Russell 2000 Index*	-2.92%	10.40%	13.84%

BALANCED FUND

During the period shown in the bar chart, the highest return for a quarter was 13.60% (quarter ending March 31, 1991) and the lowest return for a quarter was -3.48% (quarters ending September 30, 1998 and 1999).

Average Annual Total Returns (for the periods ending December 31, 2000)
	Past One Year	Past 5 Years	Past 10 Years
Balanced Fund	10.79%	13.97%	12.82%
S&P 500 Index*	-9.10%	18.33%	17.46%

FORESIGHT FUND

During the period shown in the bar chart, the highest return for a quarter was 17.52% (quarter ending December 31, 1998) and the lowest return for a quarter was -4.43% (quarter ending September 30, 1998).

Average Annual Total Returns (for the periods ending December 31, 2000)
	Past One Year	Since Inception on December 31, 1997
Foresight Fund	17.02%	10.48%
S&P 500 Index*	--9.10%	12.26%

*The S&P 500 is the Standard & Poor’s Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices, while the Russell 2000 Index of 2000 stocks includes smaller companies including those of the type held by the Mid-Cap Growth Fund.

Fees and Expenses of the Trust

This table describes the fees and expenses that you may pay if you buy and hold shares of any fund offered by Mosaic Equity Trust.

  Shareholder Fees (fees paid directly from yourinvestment)

Maximum Sales Charge (Load) Imposed on Purchases(as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentageof offering price)	None
Redemption Fee	None
Exchange Fee	None

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Mid-CapGrowth Fund	Balanced Fund	Foresight Fund
Management Fee	0.75%	0.75%	1.75%
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.50%	0.45%	0.50%
Total Annual Fund Operating Expenses	1.25%	1.20%	1.25%

Example:
This Example is intended to help you compare the cost of investing in a fund offered by Mosaic Equity Trust with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Mid-Cap Growth Fund	Balanced Fund	Foresight Fund
1 year	$127	$122	$127
3 years	$397	$381	$397
5 years	$686	$660	$686
10 years	$1,511	$1,455	$1,511

Additional fees and transaction charges described in Mosaic’s “Guide to Doing Business,” if applicable, will increase the level of expenses that can be incurred. (For example, fees are charged for certain wire transfers, stop payments on checks, bounced investment checks, and retirement plans). In addition, shareholders that purchase or redeem shares in the Trust through a securities broker may be charged a transaction fee by the broker for handling of the transaction. The Trust does not receive these fees. Shareholders may engage in any transaction directly with the Trust to avoid such charges.

Investment Objectives

Mosaic Equity Trust (the “Trust”) offers shares of three separate funds in this prospectus:

Mid-Cap Growth
The Mid-Cap Growth Fund seeks long-term growth.

Balanced
The Balanced Fund seeks to (1) produce cur-rent income while (2) providing an opportunity for capital appreciation. By investing a portion of its assets in bonds, the fund seeks to lessen its exposure to market risk.

Foresight
The Foresight Fund’s objectives are (1) to pro-vide capital growth through investments in stocks and (2) capital preservation through active management of market exposure. Together, these objectives make this an asset allocation fund. As a result, the fund may have significant holdings in cash, money market instruments or bonds at times when we feel that the market is vulnerable to a meaningful decline.

Achieving the Foresight Fund’s investment objectives will depend on our ability to assess the effects of market and economic indicators on stock market trends and our stock selection capabilities.

Although it is an asset allocation fund, the Foresight Fund does not seek to maintain a minimum percentage of its assets invested in stocks or bonds. For this reason, it is considered a “flexible” fund.

All Funds
The investment objective of any fund offered by Mosaic Equity Trust may be changed with-out shareholder approval. Shareholders will, how-ever, receive prior written notice of any material change. There can be no assurance that any fund’s investment objectives will be achieved.

Implementation of Investment Objectives

All Funds

How do we select stocks for the funds?
We screen for both growth and value when seeking investments for each fund. We look for a pattern of consistent, sustainable earnings growth. We compare the valuation of the stock, based on the projected growth rate of the company’s earnings, to the market in general (looking for an attractive ratio between growth and price) and to the company’s historic valuations.

Our goal is to acquire companies when they are at the low end of their historical valuations. By avoiding overpriced issues, we attempt to avoid the most volatile and risky segments of the market. Instead, we will invest in the stocks of issuers that we believe have a blend of both value and growth potential: What we call “GARP” for “growth at a reasonable price.”

Why do we sell stocks in the funds?
We sell stocks for a number of reasons: (1) the valuation target we set for them is achieved; (2) the fundamental business prospects for the company have materially changed; or (3) we find a more attractive alternative.

How many stocks will the funds hold?
We want each stock to represent a meaningful commitment. Therefore, to the extent invested in common stocks, each fund generally invests in only 20-35 companies. We believe this offers the benefits of diversification, yet focuses the funds enough to allow for superior performance. It also reflects our belief that your money should be in our top investment ideas, not our 75th or 125th best idea.

Do the funds hold much cash?
In order to meet day to day shareholder transaction requirements, each fund will hold a certain amount of uninvested cash. We will normally invest this cash overnight in a repurchase agreement. Repurchase agreements involve the sale of securities to a fund by a financial institution or securities dealer, simultaneous with an agreement by that seller to repurchase the securities at the same price, plus interest, at a later date. Each fund will limit the parties with which it will engage in repurchase agreements to those financial institutions and securities dealers that are deemed creditworthy pursuant to guidelines adopted by the Trust’s Board of Trustees.

Can a fund adopt a temporary defensive strategy?
If we determine that it would be appropriate to adopt a temporary defensive investment position by reducing exposure in the equity markets, up to 100 percent of any fund could be invested in short-term, fixed-income investments. Of course, the Balanced Fund is expected to have a substantial non-stock position. On the other hand, to the extent more than 35% of the Mid-Cap Growth Fund is so invested, it would not be invested in accordance with policies designed to achieve its stated investment objectives. Also, to the extent the Balanced Fund or Foresight Fund takes a temporary defensive strategy that eliminates its opportunity to achieve its capital appreciation objective, it too would not be invested in accordance with policies designed to achieve its stated investment objectives.

Fund-Specific Strategies

Mid-Cap Growth
The Mid-Cap Growth Fund invests at least 65% of its net assets in the common stocks of mid-sized growth companies. These companies generally consist of those with a market capitalization between $1 and $10 billion at time of purchase.

The Mid-Cap Growth Fund will normally be at least 65% invested in common stocks.

Balanced
The equity component of the Balanced Fund invests in the common stocks of established, larger growth companies. Generally, the companies the Balanced Fund buys have a market capitalization (the value of all of a company’s stock on the market) of $5 billion or more. However, the Fund may buy a number of smaller growth companies, as well (market capitalizations between $1 and $5 billion) if they meet our investment criteria.

The percentage of the Balanced Fund’s assets that may be invested at any particular time in equities and bonds will depend on our judg-ment regarding general market risk. The fund will not invest more than 70% in equity securities (stocks). It will maintain at least 25% of its assets in fixed income senior securities (bonds), not including any convertible securities.

To determine the balance between stocks and bonds, we monitor many factors affecting the market outlook, including economic and monetary trends, market momentum, institutional psychology and historical similarities to current conditions. We carefully review the equity market’s relationship to the bond market and interest rate trends.

To achieve income, the Balanced Fund invests in corporate debt securities and U.S. Govern-ment bonds. Eligible corporate debt securities must be accorded one of the four highest quality ratings by Standard & Poor’s or Moody’s (“investment grade”) or, if unrated, judged by the Advisor to be a comparable quality. Bonds rated A, AA, or AAA by Standard & Poor’s indicate strong to high capacity of the company to pay interest and repay principal. However, the fourth highest rating, BBB, indicates adequate capacity to pay interest and repay principal but suggests that adverse economic conditions may weaken the company’s ability to meet these obligations. Therefore, bonds rated BBB are more speculative and reflect a higher level of risk. The fund may also invest in direct obligations of the United States government, its agencies and instrumentalities.

Through appreciation, the total market value of the Balanced Fund’s stock holdings may grow beyond 70% of its total net assets. If this happens, we will take necessary actions to reduce total stocks to less than 70% of total net assets within the following 60 days.

Foresight Fund
Our allocation among stocks, bonds and money market instruments held by the Foresight Fund changes significantly. To illustrate, we expect to make changes in the fund’s exposure to equities in increments of about 25% at appropriate times. We desire to make shifts from 100% (or as close to 100% as is reasonably possible) in equities to 75%, 50%, 25% or 0% in stocks, rather than making smaller percentage changes. But it is possible that the actual percentages may differ from such percentages due to the time needed to trade and reposition the fund, as well as due to market-related changes in the value of securities.

How will we make decisions on what percentage of the fund will be invested in stocks? Much of our research will involve a study of the history of market turns and shifts in direction. Techni-cal analysis will be employed to spot such changes and to identify market trends and their momentum. Trend analysis will assist us by determining whether markets are overbought or oversold or overextended in their recent trading trend. Interrelationships between markets are important.

We believe that changes in direction in the bond market, interest rates and credit condi-tions give important signals of upcoming stock market movements. Our analysis will include changes in estimated and reported earnings and earnings growth rates in order to deter-mine the trend toward raising or lowering earnings estimates on key companies.

Stocks selected will represent primarily well-established companies that have a demonstrated pattern of consistent growth. To a lesser extent, the Foresight Fund may invest in smaller “mid-cap” companies that may offer more rapid growth potential.

When we believe that an investment in bonds will provide greater potential for capital appre-ciation and preservation than an investment in stocks, money market funds or short-term instruments, the fund may own government, government agency or corporate bonds rated BAA or higher by either Standard & Poor’s or Moody’s. Bonds may not exceed 10 years in maturity.

Principal Risks

All Funds

Market Risks
Each fund’s holdings will be subject to the economic, business and market risks associated with common stock investing. As a result, your investment in any fund, when redeemed, may be worth more or less than the price you originally paid for it.

While each fund is a diversified mutual fund, we intend to limit the common stock portion of each portfolio to 20-35 companies, with each company representing no more than 5% of the portfolio at cost. As a result, any fund’s daily net asset value may be more volatile than a fund with greater portfolio diversification.

In the event a fund experiences more redemptions than sales, we may be required to sell securities in order to raise cash to meet the redemptions. Such sales may cause capital gains to be real-ized for tax purposes. Any such gains must be distributed to shareholders. (See “Taxes” below.)

Additional Fund-Specific Risks

Mid-Cap Growth Fund
The Mid-Cap Growth Fund invests in comparably smaller companies and may invest in new companies or in the securities of companies in emerging industries. As a result, the Mid-Cap Growth Fund may involve an above-average level of market risk and should be only one part of an overall balanced investment program.

Balanced Fund
Because of its investments in bonds, an invest-ment in the Balanced Fund carries interest rate risk in that as interest rates rise, the value of the bonds in its fund will generally fall. The greater the percentage of the fund’s investment in bonds, the greater its interest rate risk. On the other hand, the more bonds the fund holds, the lesser its market risk.

While bond investing is often referred to as “fixed-income” investing, prices of the under-lying bonds fluctuate on a daily basis. Mere investment in government or corporate bonds provides no assurance that you can be pro-tected from certain risks in bond investing (including increasing price fluctuation as bond maturities become longer).

We may buy “callable bonds” for the Balanced Fund. This means that the issuer can redeem the bond before maturity. An issuer may want to call a bond after interest rates have gone down. If an issuer calls a bond we own, we would have to reinvest the proceeds at a lower interest rate. Also, if the price we paid for the bond was higher than the call price, the effect is the same as if the Balanced Fund sold the bond at a loss.

Foresight Fund
In light of the Foresight Fund’s policies of changing its allocation of stocks and fixed-income securities, the fund’s annual portfolio turnover rate may exceed 100%. If the fund engages in short-term trading in order to achieve its objectives, it may increase portfolio turnover and incur larger brokerage commissions and other expenses than might otherwise be the case. This could lower investment performance, especially if our assessment of market performance is incorrect.

In addition, short-term trading may generate capital gains to the extent such trading involves the sale of appreciated securities.

Management

The Advisor
We are Madison Mosaic, LLC, a wholly-owned subsidiary of Madison Investment Advisors, Inc., both located at 6411 Mineral Point Road, Madison, Wisconsin 53705 (“Madison”). We manage approximately $200 million in assets in the Mosaic family of mutual funds, which includes stock, bond and money market portfolios. Madison, a registered investment advisory firm for over 26 years, provides professional portfolio management services to a number of clients and has approximately $4.5 billion under management.

We are responsible for the day-to-day administration of the Trust’s activities. Investment decisions regarding each of the Trust’s funds can be influenced in various manners by a number of individuals.

Generally, with the exception of the Foresight Fund, all management decisions are the primary responsibility of Madison’s investment policy committee. The investment policy committee is made up of the top officers and managers of Madison.

With regard to the Foresight Fund, the investment policy committee determines the individual stocks and bonds that the fund will purchase. However, decisions regarding what percentage of the fund’s assets will be invested in stock are primarily the responsibility of Frank E. Burgess. Mr. Burgess is the President and founder of Madison where he has been man-aging all varieties of securities portfolios since 1973. He has been making the Foresight Fund’s asset allocation decisions since its inception.

Compensation
Advisory Fee. We receive a fee for our services under our Investment Advisory Agreement with the Trust. For the Trust’s last fiscal year, the fee was calculated as 0.75% of the average daily net assets of each fund. This fee is deducted automatically from all accounts and is reflected in the daily price of each fund.

Administrative and Services Fee. Under a separate Services Agreement with the Trust, we provide or arrange for each fund to have all other opera-tional and other support services it needs. We receive a fee calculated as a percentage of the average daily net assets of each fund for these services. For the Trust’s most recent fiscal year, this fee was set at the following rates: Mid-Cap Growth Fund?0.50%; Balanced Fund?0.45%; and Foresight Fund?0.50%. These fees are also deducted automatically from all accounts and are reflected in the daily price of each fund.

Pricing of Fund Shares

The price of each fund share is based on its net asset value (or “NAV”). This equals the total daily value of the respective fund’s investments, minus its expenses and liabilities, divided by the total number of outstanding shares. Each fund’s NAV is calculated at the close of the New York Stock Exchange each day that it is open for trading, normally 4:00 p.m. Eastern Time.

We use the market value of the securities in each fund in order to determine NAV. We obtain the market value from one or more established pricing services.

When you purchase or redeem shares, your transaction will be priced based on the next calculation of NAV after your order is received in proper form. This may be higher, lower or the same as the NAV from the previous day.

Dividends and Distributions

For the Mid-Cap Growth and Foresight Funds, each fund’s net income, if any, is declared as dividends and distributed to shareholders annually, usually at the end of the calendar year. Any net realized capital gains will also be paid to shareholders at least annually as capital gains distributions.

For the Balanced Fund, dividends are distri-buted quarterly and capital gains, if any, are distributed annually.

Distributions will be paid in the form of additional shares credited to your account, unless you elect in writing to receive dividend checks or payments by electronic funds transfer. (Please refer to Mosaic’s “Guide to Doing Business” for more information about dividend distribution options.)

Taxes

Federal Tax Considerations
Each fund offered by the Trust will distribute to shareholders 100 percent of its net income and net capital gains, if any. The capital gain distribution is determined as of October 31 each year and distributed annually.

All dividend and capital gain distributions, if any, will be taxable to you. In January each year, the Trust will send you an annual notice of dividends and other distributions paid dur-ing the prior year. Capital gains distributions can be taxed at different rates depending on the length of time the securities were held.

Because the share price fluctuates for each fund, if you redeem shares in such funds, you will create a capital gain or loss that has tax consequences. It is your responsibility to calculate the cost basis of shares purchased. You must retain all statements received from the Trust to maintain accurate records of your investments.

An exchange of any fund’s shares for shares of another fund will be treated as a sale of the fund’s shares. As a result, any gain on the transaction may be subject to federal, state or local income tax.

If you do not provide a valid social security or tax identification number, you may be subject to federal withholding at a rate of 31% of dividends, any capital gain distributions and redemption proceeds. Any fine assessed against the Trust that results from your failure to pro-vide a valid social security or tax identification number will be charged to your account.

State and Local
At the federal as well as state and local levels, dividend income and capital gains are generally considered taxable income.

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). This information for periods after December 31, 1996 for the Balanced Fund and for periods after March 31, 1997 for the Mid-Cap Growth and Foresight Funds has been audited by Deloitte & Touche LLP, whose most current report, along with the Trust’s financial statements, are included in the annual report, which is available upon request. Other independent auditors audited information for periods before the periods described above.

MID-CAP GROWTH FUND-1

	Year Ended December 31,			Nine Months Ended Dec. 31	Year Ended March 31,
	2000	1999	1998	1997	1997	1996
Net asset value beginning of period	$9.57	$8.74	$9.25	$9.88	$20.49	$18.09
Investment operations:
Net investment income (loss)	0.04	--	(0.01)	(0.03)	(0.02)	0.13
Net realized and unrealized gain (loss) on investments	1.74	0.83	0.64	1.91	(0.47)	3.63
Total from investment operations	1.78	0.83	0.63	1.88	(0.49)	3.76
Less distributions:
From net investment income	(0.04)	.--	--	--	(0.02)	(0.12)
From net realized gain on investments	(1.95)	--	(1.14)	(2.51)	(10.10)	(1.24)
Total distributions	(1.99)	--	(1.14)	(2.51)	(10.12)	(1.36)
Net asset value, end of period	$9.36	$9.57	$8.74	$9.25	$9.88	$20.49
Total return (%)	18.46	9.50	6.81	26.06	(5.59)	21.22
Ratios and supplemental data
Net assets, end of period (in thousands)	$9,101	$8,789	$10,207	$11,468	$10,964	$17,091
Ratio of expenses to average net assets (%)	1.25	1.25	1.26	1.27-2	1.62	1.41
Ratio of net investment income to average net assets (%)	0.38	(0.03)	(0.09)	(0.35)-2	(0.12)	0.56
Portfolio turnover (%)	75	65	88	80	127	21

1-Effective July 31, 1996, the investment advisory services transferred to Madison Mosaic, LLC from Bankers Finance Investment Management Corp.
2-Annualized.

BALANCED FUND-2

	Year Ended December 31,
	2000	1999	1998	1997-1	1996
Net asset value beginning of year	$18.95	$20.47	$19.48	$18.09	$22.44
Investment operations:
Net investment income	0.33	0.33	0.37	0.40	0.50
Net realized and unrealized gain on investments	1.69	0.31	2.56	4.04	3.20
Total from investment operations	2.02	0.64	2.93	4.44	3.70
Less distributions:
From net investment income	(0.33)	(0.33)	(0.37)	(0.41)-3	(0.50)
From net realized gain on investments	(1.96)	(1.83)	(1.57)	(2.64)-3	(3.61)
Total distributions	(2.29)	(2.16)	(1.94)	(3.05)-3	(4.11)
Net asset value, end of period	$18.68	$18.95	$20.47	$19.48	$22.03
Total return (%)	10.79	3.14	15.15	25.49	17.00
Ratios and supplemental data
Net assets, end of period (in thousands)	$21,781	$25,326	$24,735	$17,403	$11,018
Ratio of expenses to average net assets (%)	1.20	1.20	1.20	1.35	1.42
Ratio of net investment income to average net assets (%)	1.70	1.57	1.83	1.80	2.06
Portfolio turnover (%)	.66	.55	.94	.78-4.86

1-All data reflect share price adjustment due to fund merger on June 13, 1997.
2-Data prior to June 13, 1997 represents Bascom Hill BALANCED Fund, Inc.
3-Includes distribution attributable to net investment income and net realized gain from Mosaic Equity Income Fund.
4-For purposes of determining portfolio turnover, the transfer of securities pursuant to the merger on June 13, 1997 are not considered.

FORESIGHT FUND-1

	Year Ended Dec. 31,			Nine Months Ended Dec. 31,	Year Ended March 31,
	2000	1999	1998	1997	1997	1996
Net asset value beginning of period	$11.46	$11.95	$10.46	$10.97	$9.86	$8.50
Investment operations:
Net investment income (loss)	0.27	0.37	0.22	(0.01)	0.01	0.04
Net realized and unrealized gain (loss) on investments	1.68	(0.49)	1.49	(0.50)	1.10	1.39
Total from investment operations	1.95	(0.12)	1.71	(0.51)	1.11	1.43
Less distributions:
From net investment income	--	(0.37)	(0.22)	--	--	(0.07)
From net realized gain on investments	--	--	--	--	--	--
Total distributions	v	(0.37)	(0.22)	--	--	(0.07)
Net asset value, end of period	$13.41	$11.46	$11.95	$10.46	$10.97	$9.86
Total return (%)	17.02	(0.94)	16.36	(4.65)	11.21	16.88
Ratios and supplemental data
Net assets, end of period (in thousands)	$2,858	$2,585	$3,294	$1,914	$2,582	$3,116
Ratio of expenses to average net assets-4 (%)	1.25	1.25	1.30	2.41-2	2.50	2.38
Ratio of net investment income to average net assets-4 (%)	2.37	2.73	2.59	0.05-2	0.10	0.43
Portfolio turnover (%)	104	76	185	2.47		.78

1-Effective July 31, 1996, the investment advisory services transferred to Madison Mosaic, LLC from Bankers Finance Investment Management Corp. Prior to January 1, 1998, the Foresight Fund had different investment policies and objectives and was called Worldwide Growth Fund. Its portfolio was entirely liquidated and data for periods before 1998 is presented for information only.
2-Annualized.
3-Not annualized.
4-Had the Advisor not waived advisory fees, the Worldwide Growth Fund’s ratios of expenses and net investment loss to average net assets would have been 2.92% and (0.56)%, respectively, for the nine month  period ended December 13, 1997; 3.00% and (0.40)%, respectively, for the year ended March 31, 1997;  and 2.97% and (0.17)%, respectively, for the year ended March 31, 1996.

Mosaic Equity Trust has a Statement of Additional Information (SAI) that includes additional information about each Mosaic Equity Trust fund. Additional information about each fund’s investments is available in the Trust’s annual and semi-annual reports to shareholders. In the Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year. The SAI and the Trust’s annual and semi-annual reports are available without charge by calling the Trust at 800-368-3195.

Information on how to purchase and sell shares in any Mosaic Fund is provided in a separate brochure entitled, “Guide to Doing Business.” Mosaic’s “Guide to Doing Business” is incorporated by reference into this prospectus.

Please call our shareholder service department if you have any questions about any Mosaic Equity Trust fund or if you would like a copy of any written fund information. Additional information is also available at the Mosaic Funds Internet Investment Center at http://www.mosaicfunds.com

Finally, you can review and copy information about the Fund  (including the SAI) at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Transfer Agent
Mosaic Funds
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
888 670 3600

Telephone Numbers
 Shareholder Service
 Toll-free nationwide:   888 670 3600
 Mosaic Tiles (24 hour automated information)
 Toll-free nationwide:   800 336 3063

Mosaic Funds
6411 Mineral Point Road
Madison, Wisconsin 53705

www.mosaicfunds.com

SEC File Number 811-3615

Mosaic's Guide to Doing Business

The information disclosed in this Guide is part of and incorporated in the prospectuses of Mosaic Government Money Market, Mosaic Tax-Free Trust, Mosaic Equity Trust, Mosaic Income Trust and Mosaic Focus Fund.

September 27, 1999

An Introduction to Mosaic Services

This brochure is your guide to taking advantage of the many transaction choices available to Mosaic shareholders.

Mosaic's flagship fund, Mosaic Investors, was launched in 1978. Since that time, Mosaic Funds has grown to provide a wide range of investment options, including stock, bond, tax-free and money market funds.

If any of the information in this Guide prompts questions, please call us. Our toll-free nationwide number is 888-670-3600. Shareholder service representatives are available Monday through Friday, from 9:00 a.m. to 8:00 p.m., Eastern time.

Mosaic Tiles, our 24-hour automated information line, can be reached at 800-336-3063. Visit our Internet Investment Center for additional information, including daily share prices: http://www.mosaicfunds.com.

Shareholder Account Transactions
    Confirmations and Statements
    Changes to an Account

How to Open An Account
    Minimum Initial Investment
    By Check
    By Wire
    By Exchange

How to Purchase Additional Shares
    By Check
    By Wire
    By Automatic Investment Plan

How to Redeem Shares
    By Telephone or By Mail
    By Wire
    By Exchange
    By Customer Check
    By Systematic Withdrawal Plan

Special Redemption Rules for IRAs

Distribution Options

Payments in Kind

How to Close an Account

Other Fees
    Returned Investment Check Fee
    Minimum Balance
    Broker Fees
    Other Fees

Retirement Plans
    Traditional IRAs
    Roth IRAs
    Conversion Roth IRAs
    Education IRAs
    Employer Plans

SHAREHOLDER ACCOUNT TRANSACTIONS

Confirmations and Statements

Daily Transaction Confirmation. All purchases and redemptions (unless systematic) are confirmed in writing with a transaction confirmation. Transaction confirmations are usually mailed on the same day a transaction is posted to your account. Therefore, you should receive the confirmation in the mail within a few days of your transaction.

Quarterly Statement. Quarterly statements are mailed at the end of each calendar quarter. The statements reflect account activity through the most recent quarter. At the end of the calendar year, the statement will reflect account activity for the entire year.

We strongly recommend that you retain all daily transaction confirmations until you receive your quarterly statements. Likewise, you should keep all of your quarterly statements until you receive your year-end statement showing the activity for the entire year.

Changes to an Account

To make any changes to an account, we recommend that you call us to discuss the changes to be made and ask about any documentation that you may need to provide. Though some changes may be made by phone, generally, in order to make any changes to an account, Mosaic may require a written request signed by all of the shareholders with their signatures guaranteed.

Telephone Transactions. Mosaic Funds has a number of telephone transaction options. You can exchange your investment among the funds in the family, request a redemption and obtain account balance information by telephone. Mosaic will employ reasonable security procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for losses due to unauthorized or fraudulent transactions. These procedures can include, among other things, requiring one or more forms of personal identification prior to acting upon your telephone instructions, providing written confirmations of your transaction and recording all telephone conversations with shareholders. Certain transactions, including some account registration changes, must be authorized in writing.

Certificates. Certificates will not be issued to represent shares in any Mosaic fund.

HOW TO OPEN A NEW ACCOUNT

Minimum Initial Investment

$1,000 for a regular account

$500 for an IRA account*

$100 for an Education IRA Plus account*

*Not available to Mosaic Tax-Free Trust accounts.

By Check

Open your new account by completing an application and sending it along with a check payable to Mosaic Funds as follows:

Regular Mail:

Mosaic Funds
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight:

Mosaic Funds
c/o Firstar Mutual Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

By Wire

Please call Mosaic before you wire money (no later than close of New York Stock Exchange) to ensure proper and timely credit to your account.

When you open a new account by wire, you must promptly send us a signed application. We cannot send any redemption proceeds from your account until we have your signed application in proper form.

Please wire money to:

Firstar Bank Milwaukee, NA
777 East Wisconsin Avenue
Milwaukee, WI
ABA # 075000022
Credit: Firstar Mutual Fund Services Acct # 112-952-137
FFC: Mosaic ______________________ [fund name]
(Shareholder name, fund #, and account number)

By Exchange

You may open a new account by exchange from an existing account when your new account will have the same registration and tax identification number as the existing account. A new account application is required only when the account registration or tax identification number will be different from the application for the existing account. Exchanges may only be made into funds that are sold in the shareholder's state of residence.

HOW TO PURCHASE ADDITIONAL SHARES

Purchase Price.

Share prices (net asset values or "NAV") are determined every day that the NY Stock Exchange is open. Purchases are priced at the next share price determined after the purchase request is received in proper form by Mosaic.

Purchases and Uncollected Funds.

Sometimes a shareholder investment check or electronic transfer is returned to Mosaic Funds unpaid. In other words, we sometimes get checks that bounce. Mosaic has a procedure to protect you and other shareholders from loss resulting from these items. We may delay paying the proceeds of any redemption for 12 days or more until we can be determine that the check or other deposit item (including purchases by Electronic Funds Transfer "EFT") used for purchase of the shares has cleared. Such deposit items are considered "uncollected" until Mosaic determines that they have actually been paid by the bank on which they were drawn.

Purchases made by federal funds wire or U.S. Treasury check are considered collected when received and not subject to the 12 day hold. All purchases earn dividends from the day after the day of credit to a shareholder's account, even while not collected.

Minimum Subsequent Investment

Subsequent investments may be made for $50 or more.

By Check

Please make your check payable to Mosaic Funds. Mail it along with an investment slip or, if you don't have one, please write your fund and account number (and the name of the fund) on your check.

Regular Mail:

Mosaic Funds
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight:

Mosaic Funds
c/o Firstar Mutual Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

By Wire

You should call Mosaic before you wire money to ensure proper and timely credit.

Please wire money to:

Firstar Bank Milwaukee, NA
777 East Wisconsin Avenue
Milwaukee, WI
ABA # 075000022
Credit: Firstar Mutual Fund Services Acct # 112-952-137
FFC: Mosaic ______________________ [fund name]
(Shareholder name, fund #, and account number)

By Automatic Investment Plan

You can elect to have a monthly (or less frequent) automatic investment plan. Mosaic will automatically credit your Mosaic account and debit the bank account you designate with the amount of your automatic investment. The automatic investment is processed as an electronic funds transfer (EFT).

To establish an automatic investment plan, complete the appropriate section of the application or call us for information. The minimum monthly amount for an EFT is $100. You may change the amount or discontinue the automatic investment plan any time. Mosaic does not charge for this service.

HOW TO REDEEM SHARES

Redemption Price.

Share prices (net asset values or "NAVs") are determined every day that the New York Stock Exchange is open. Redemptions are priced at the next share price determined after the redemption request is received in proper form by Mosaic.

Signature Guarantees.

To protect your investments, Mosaic requires signature guarantees for certain redemptions.

What is a signature guarantee? It is a certification by a financial institution that knows you and recognizes your signature that your signature on a document is genuine.

A signature guarantee helps Mosaic ensure the identity of the authorized shareholder(s). If you anticipate the need to redeem large amounts of money, we encourage you to establish pre-authorized bank wire instructions on your account. You can pre-authorize bank wire instructions by completing the appropriate section of a new application or by calling us to inquire about any necessary documents. A signature guarantee may be required to add or change bank wire instruction on an account.

A signature guarantee is required for any redemption when:

(1) the proceeds are to be greater than $50,000, (2) the proceeds are to be delivered to someone other than you, as shareholder of record, (3) the proceeds are to be delivered to an address other than your address of record, or (4) you made any change to your registration or account privileges within the last 15 days.

Redemptions and Uncollected Funds.

We may delay paying the proceeds of any redemption for 12 days or more until we can determine that the check or other deposit item (including purchases by Electronic Funds Transfer "EFT") used for purchase of the shares has cleared. Such deposit items are considered "uncollected," until Mosaic determines that the bank on which they were drawn has actually paid them. Purchases made with federal funds wire or U.S. Treasury check are considered collected when received and not subject to the 12-day hold.

By Telephone or By Mail

Upon request by telephone or in writing, we will send a redemption check up to $50,000 to you, the shareholder, at your address of record only. A redemption request for more than $50,000 or for proceeds to be sent to anyone or anywhere other than the shareholder at the address of record must be made in writing, signed by all shareholders with their signatures guaranteed. See section "Signature Guarantees" above. Redemption requests in proper form received by mail and telephone are normally processed within one business day.

Stop Payment Fee. To stop payment on a check issued by Mosaic, call our Shareholder Service department immediately.

Normally, Mosaic Funds charges a fee of $20.00, or the cost of stop payment, if greater, for stop payment requests on a check issued by Mosaic on behalf of a shareholder. Certain documents may be required before such a request can be processed.

By Wire

With one business day's notice, we can send funds by wire transfer to the bank and account designated on the account application or by subsequent written authorization. If you anticipate the need to redeem large amounts of money, we encourage you to establish pre-authorized bank wire instructions on your account. You can pre-authorize bank wire instructions by completing the appropriate section of a new application or by calling us to inquire about any necessary documents. A signature guarantee may be required to add or change bank wire instruction on an account. See pages 8-9 for signature guarantee requirements.

Mosaic accepts signature guarantees from banks with FDIC insurance, certain credit unions, trust companies, and members of a domestic stock exchange. A guarantee from a notary public is not an acceptable signature guarantee.

Redemptions by wire can be arranged by calling the telephone numbers on the back page of your prospectus and this Guide to Doing Business. Requests for wire transfer must be made by 4:00 p.m. Eastern time the day before the wire will be sent.

Wire Fee. There will be a $12 fee for redemptions by wire to domestic banks. Wire transfers sent to a foreign bank for any amount will be processed for a fee of $30 or the cost of the wire if greater.

By Exchange

You can redeem shares from one Mosaic account and concurrently invest the proceeds in another Mosaic account by telephone when your account registration and tax identification number are the same. There is no charge for this service.

By Customer Check

If you requested check writing privileges and submitted a signature card, you can write checks in any amount payable to anyone. Check writing privileges are not available from Mosaic Equity Trust or Mosaic Focus Fund accounts.

A confirmation statement showing the amount and number of each check you write will be sent to you. Mosaic does not return canceled checks, but will provide copies of specifically requested checks.

Stop Payment Fee. To stop payment on a customer check that you wrote, call us immediately.

Mosaic will honor stop payment requests on unpaid checks that you wrote for a fee of $20.00.

Ordering Customer Checks. When you complete a signature card for check writing privileges an initial supply of preprinted checks will be sent free of charge. The cost of check reorders is $3.00 and will be charged to the shareholder's account.

By Systematic Withdrawal Plan

You can elect to have a systematic withdrawal plan whereby Mosaic will automatically redeem shares in your Mosaic account and send the proceeds to a designated recipient. To establish a systematic withdrawal plan, complete the appropriate section of the application or call us for information. The minimum amount for a systematic withdrawal is $100. Shareholders may change the amount or discontinue the systematic withdrawal plan anytime.

Electronic Funds Transfer Systematic Withdrawal. A systematic withdrawal can be processed as an electronic funds transfer, commonly known as EFT, to credit a bank account or financial institution.

Check Systematic Withdrawal. Or it can be processed as a check that is mailed to anyone you designate.

Special Redemption Rules for IRAs. Because IRA owners must make a written withholding election for income tax purposes when they redeem shares from their IRA, you must request IRA redemptions in writing. Before you think you may need to redeem funds from your IRA at Mosaic, call us for a form that contains the required tax election provisions.

DISTRIBUTION OPTIONS

Each Mosaic Fund may make periodic payments of dividends from income or capital gains. Your account application allows you to select the distribution option you would like for each type of distribution. If you do not make a selection on your application, all your distributions will be automatically reinvested in your account.

If you do not want your distributions automatically reinvested, you can have your distributions (1) automatically invested in another Mosaic account, (2) paid to you by check or (3) deposited directly to your bank account.

PAYMENTS IN KIND

If, in the opinion of the Trustees, extraordinary conditions exist which make cash payments undesirable, payments for any shares redeemed may be made in whole or in part in securities and other property of any Trust. However, each Trust elected, pursuant to rules of the Securities and Exchange Commission, to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of 1% of the aggregate net assets of any Trust or $250,000.

Any property of any Trust distributed to shareholders will be valued at fair value. In disposing of any such property received from a Trust, a shareholder might incur commission costs or other transaction costs. There is no assurance that a shareholder attempting to dispose of any such property would actually receive the full net asset value for it. Except as described herein, however, we intend to pay for all share redemptions in cash.

HOW TO CLOSE AN ACCOUNT

To close an account, you should call us and request that your account be closed. You cannot close your account by writing a check.

When you close your account, shares will be redeemed at the next determined net asset value. You can close your account by telephone, wire transfer or by mail as explained above in the section "How To Redeem Shares."

OTHER FEES

Returned Investment Check Fee

Your account will be charged (by redemption of shares) $25.00 for items deposited for investment that are returned unpaid for any reason.

Minimum Balance

Mosaic reserves the right to involuntarily redeem accounts with balances of less than $700. Prior to closing any such account, Mosaic will give you 30 days written notice, during which time you may increase the balance to avoid having the account closed.

Broker Fees.

If you purchase or redeem shares through a securities broker, your broker may charge you a transaction fee. This charge is kept by the broker and not transmitted to Mosaic Funds. However, you can engage in any transaction directly with Mosaic Funds to avoid such charges.

Other Fees

Mosaic reserves the right to impose additional charges, upon 30 days written notice, to cover the costs of unusual transactions. Services for which charges could be imposed include, but are not limited to, processing items sent for special collection, international wire transfers, research and processes for retrieval of documents or copies of documents.

RETIREMENT PLANS

All Mosaic Funds except Mosaic Tax-Free Trust can be used for retirement plan investments, including IRAs.

Annual IRA Fee. Effective in 2000, there will be a $12.50 fee per IRA account with a $25.00 maximum per year. You can prepay this fee.

Traditional IRAs

Traditional Individual Retirement Accounts ("Traditional IRAs") may be opened with a reduced minimum investment of $500. Even though they may be nondeductible or partially deductible, traditional IRA contributions up to the allowable annual limits may be made, and the earnings on such contributions will accumulate tax-free until distribution. Traditional IRA contributions that you deducted from your income taxes and the earnings on such contributions will be taxable when distributed.

Mosaic Funds will provide you with an IRA disclosure statement with an IRA application. The disclosure statement explains various tax rules that apply to traditional IRAs. A separate application is required for IRA accounts.

Roth IRAs

Roth IRA may be opened with a reduced minimum investment of $500. Roth IRAs are nondeductible; however, the earnings on such contributions will accumulate and are distributed tax-free as long as you meet the Roth IRA requirements.

Mosaic Funds will provide you with an IRA disclosure statement with an IRA application. The disclosure statement explains various tax rules that apply to Roth IRAs. A separate application is required for IRA accounts.

Conversion Roth IRAs

You may convert all or part of your Traditional IRA into a Roth IRA at Mosaic. Please call us for a Conversion Roth IRA form if you want to accomplish this conversion. You will be required to pay taxes on some or all of the amounts converted from a traditional IRA to a Conversion Roth IRA. You should consult your tax advisor and your IRA disclosure statement before you accomplish this conversion.

Education IRAs

Mosaic Funds offers Education IRAs. Eligible investors may establish Education IRAs with a reduced minimum investment of $100 as long as the shareholder establishes and maintains an "Education IRA Plus" automatic investment plan of at least $100 monthly.

The "Education IRA Plus" is designed to invest $41.66 each month into an Education IRA, with the remaining $58.34 (or more) invested in another account established by the parent or guardian of the Education IRA beneficiary. As a result, each Education IRA Plus that is open for a full year will reach, but not exceed, the annual $500 Education IRA limit. If you establish an Education IRA Plus program in the middle of the year, you can make an additional investment during the year to the Education IRA to make up for any months you missed before your automatic monthly investments started.

Mosaic Funds will provide you with an Education IRA disclosure document with an Education IRA application. The disclosure document explains various tax rules that apply to Education IRAs. A separate application is required for Education IRA accounts.

Education IRA Fee. Mosaic does not charge an annual fee on Education IRA Plus accounts that have an active automatic investment plan of at least $100 monthly or on Education IRA accounts of $5,000 or greater. Effective in 2000, all other Education IRA accounts may be charged a fee of $5.00 for each Education account, with a $25.00 maximum per year. You can prepay this fee.

Employer Plans

Mosaic also offers SEP IRAs, SIMPLEs, 401(k) and 403(b) retirement plans. Further information on the retirement plans available through Mosaic, including minimum investments, may be obtained by calling Mosaic's shareholder service department.

Telephone Numbers

Shareholder Service Toll-free nationwide: 1 888 670-3600

Mosaic Tiles (24 hour automated information) Toll-free nationwide: 1 800 336-3063

The Mosaic Family of Mutual Funds

Mosaic Equity Trust

  Mosaic Investors Fund
  Mosaic Balanced Fund
  Mosaic Mid-Cap Growth Fund
  Mosaic Foresight Fund

Mosaic Focus Fund

Mosaic Income Trust

  Mosaic Government Fund
  Mosaic Intermediate Income Fund

Mosaic Tax-Free Trust

  Mosaic Tax-Free Arizona Fund
  Mosaic Tax-Free Maryland Fund
  Mosaic Tax-Free Missouri Fund
  Mosaic Tax-Free Virginia Fund
  Mosaic Tax-Free National Fund
  Mosaic Tax-Free Money Market

Mosaic Government Money Market

This guide does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made.

Transfer Agent

Mosaic Funds
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

MOSGTDB999/20K

Statement of Additional Information Dated May l, 2001
For use with the prospectuses of the Mosaic Equity Trust dated May 1, 2001

Mosaic Equity Trust

Investors Fund   Mid-Cap Growth Fund   Balanced Fund   Foresight Fund

6411 Mineral Point Road
Madison, Wisconsin 53705

(800) 368-3195

This Statement of Additional Information is not a Prospectus. You should read this Statement of Additional Information with the applicable Prospectus of Mosaic Equity Trust bearing the date indicated above (together, the "Prospectus"). You can obtain a copy of the Prospectus from Mosaic Funds at the address and telephone numbers shown above.

Audited Financial Statements for the Trust for the fiscal year ended December 31, 2000 appear in the Trust's Annual Report to shareholders for that period. The Report is incorporated herein by reference. You can get a copy of the Report at no charge by writing or calling Mosaic Funds at the address and telephone number shown above.

TRUST HISTORY	2
DESCRIPTION OF THE TRUST ("Investment Objectives" and "Implementation of Investment Policies")	2
Classification	2
Investment Strategies and Risks	2
Fund Policies	6
Fundamental Policies	7
MANAGEMENT OF THE FUNDS ("Management") Board of Trustees	9
Management Information	9
Compensation	10
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	10
INVESTMENT ADVISORY AND OTHER SERVICES ("Fees and Expenses of the Funds" and "Management")	11
BROKERAGE ALLOCATION AND OTHER PRACTICES	13
CAPITAL STOCK AND OTHER SECURITIES	14
PURCHASE, REDEMPTION AND PRICING OF SHARES ("Guide to Doing Business," "Pricing of Fund Shares" and "Dividends and Distributions")	16
TAXATION OF THE TRUST ("Taxes")	19
CALCULATION OF PERFORMANCE DATA ("Risk/Return Summary")	20
FINANCIAL STATEMENTS AND OTHER ADDITIONAL INFORMATION ("Financial Highlights")	21

Note: The items appearing in parentheses above are cross references to sections in the Prospectus that correspond to the sections of this Statement of Additional Information.

TRUST HISTORY

Mosaic Equity Trust ("the Trust") is organized as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. It has four funds:
* the Investors Fund, continuing the operations of Bascom Hill Investors, Inc. which merged into the Investors Fund in June 1997. Before the merger, it was known as the Select Growth Fund;
* the Mid-Cap Growth Fund (known as the "Special Growth Fund" before May 12, 1997);
* the Balanced Fund, continuing the operations of Bascom Hill Balanced Fund, Inc. which merged into what was then known as the Equity Income Fund in June 1997; and
* the Foresight Fund, which adopted its current investment objectives and policies on January 1, 1998. Before it liquidated its portfolio, it was an international emerging markets fund called the Worldwide Growth Fund.

Throughout this Statement of Additional Information, we sometimes refer to the Trust or to the funds when describing matters that affect all four funds.

The Trust was originally known as GIT Equity Trust. The Trust changed its name in May 1997. The name change followed the 1996 change in the Trust's advisor from Bankers Finance Investment Management Corp. to Madison Mosaic, LLC.

DESCRIPTION OF THE TRUST

Classification

The Trust is a diversified open-end management investment company, commonly known as a mutual fund.

The Trust issues four series of shares: Investors Fund shares, Mid-Cap Growth Fund shares, Balanced Fund shares and Foresight Fund shares.

Investment Strategies and Risks

The Investors, Mid-Cap Growth and Foresight Funds seek to achieve their investment objectives through diversified investments principally in equity securities, while the Balanced Fund seeks to achieve its investment objective through diversified investment in a combination of equity and fixed-income securities. The Foresight Fund follows a flexible approach to investing in equity securities in that the fund may be invested up to 100% in fixed-income securities when we believe the equity markets may decline.

The investment objectives of the Funds are described in the Prospectus. You should also read the Prospectus for information about each funds' principal investment strategies and risks.

In addition to the principal investment strategies described in the Prospectus, the following describes additional investment strategies. Also discussed are the risks associated with such strategies that you should understand.

1. Covered Call Options.

We may write "covered call options" for each fund against any of its portfolio securities. These options contracts are sold on a national options exchange or in the over-the-counter market allowing the purchaser of the contract to buy specified underlying securities at a specified price (the "strike price") prior to a specified expiration date. Writing covered call options may increase the fund's income, because a fee (the "premium") is received by the fund for each option contract written. However, unless the option contract is exercised, it has no other ultimate impact on the fund.

The premium received, plus the strike price of the option, will always be greater than the value of the underlying securities at the time the option is written.

When an option contract is "covered" it means that the Trust, as the writer of the option contract, holds in its portfolio the underlying securities described in the contract or securities convertible into such securities. Thus, if the holder of the option decides to exercise his purchase rights, the fund may sell at the strike price securities it already holds in the portfolio or may obtain by conversion (rather than risking having to first buy the securities in the open market at an undetermined price). However, an option contract would not normally be exercised unless the market price for the underlying securities specified were greater than the strike price. Thus, when an option is exercised, we will normally be (1) forced to sell portfolio securities at a price below their current market value or (2) required to buy a corresponding call contract at a price reflecting this price differential to offset the call contract previously written (such an offsetting call contract purchase is called a "closing purchase transaction").

To the extent we write covered call options for the Fund, we will be foregoing any opportunity for appreciation on the underlying securities above the strike price during the period before the option contract expires. We may close out call option contracts written at any time in closing purchase transactions, but there is no assurance that we will be able to effect such transactions at any particular time or at an acceptable price. We will select all of the Fund's investments on a basis consistent with its investment policies, notwithstanding the potential for additional premium income from option writing.

Options and Futures Risks

If we misgauge market values or other economic factors when engaging in a defensive strategy of investing in options or futures contracts, the fund may be worse off than had it not employed the defensive strategy. While defensive strategies can reduce the risk of loss, they can also reduce the opportunity for gain since they offset favorable price movements. The use of defensive strategies may result in a disadvantage to the fund if the it is not able to purchase or sell a portfolio holding at an optimal time. This can happen if it needs to cover its position or if there is no market for its position.

2. When-Issued Securities.

We may purchase and sell securities for any fund on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions happen when securities are bought or sold with payment for and delivery of the securities scheduled to take place at a date later than normal settlement.

Fluctuations in the value of securities we agree to buy or sell on a when- issued basis may increase changes in a fund's value. This is because the fluctuations in value must be added to changes in the values of securities actually held in the Fund during the same period.

When engaging in when-issued or delayed delivery transactions, we must rely on the seller or buyer to complete the transaction at the scheduled time. If the other party fails to do so, we might lose an opportunity for a more advantageous purchase or sale. If the transaction is completed, intervening changes in market conditions or the issuer's financial condition could make it less advantageous than investment alternatives available at the time of settlement.

While we will only commit to security purchases we intend to complete on behalf of a fund, we may sell any securities purchase contracts before settlement of the transaction. If this occurs, the fund could realize a gain or loss despite the fact that the original transaction was never completed.

When we purchase when-issued securities, we will take certain actions to protect the Trust. We will maintain in a segregated account a combination of designated liquid investments and cash sufficient in value to provide adequate funds to complete the scheduled purchase.

3. Repurchase and Reverse Repurchase Agreement Transactions.

Repurchase Agreements. A repurchase agreement involves acquiring securities from a financial institution, such as a bank or securities dealer, with the right to resell the same securities to the financial institution on a future date at a fixed price.

Repurchase agreements are a highly flexible medium of investment. This is because they may be made for very short periods, including maturities of only one day. Under the Investment Company Act of 1940, repurchase agreements are considered loans and the securities involved may be viewed as collateral.

If we invest in repurchase agreements, the Trust could be subject to the risk that the other party may not complete the scheduled repurchase. In that case, we would be left holding securities we did not expect to retain in the Trust. If those securities decline in price to a value of less than the amount due at the scheduled time of repurchase, then the Trust could suffer a loss of principal or interest.

In the event of insolvency or bankruptcy of the other party to a repurchase agreement, the Trust could encounter restrictions on the exercise of its rights under the repurchase agreement.

Reverse Repurchase Agreements. If any fund requires cash to meet redemption requests and we determine that it would not be advantageous to sell portfolio securities to meet those requests, then we may sell the fund's securities to another investor with a simultaneous agreement to repurchase them. Such a transaction is commonly called a "reverse repurchase agreement." It has the practical effect of constituting a loan to the fund, the proceeds would be used to meet cash requirements for redemption requests.

During the period of any reverse repurchase agreement, the affected fund would recognize fluctuations in value of the underlying securities to the same extent as if those securities were held by the fund outright. If we engage in reverse repurchase agreement transactions for any fund, we will take steps to protect the fund. We will maintain in a segregated account a combination of designated liquid securities and cash that is sufficient in aggregate value to provide adequate funds to complete the repurchase.

4. Loans of Fund Securities.

In certain circumstances, we may be able to earn additional income for the Trust by loaning portfolio securities to a broker-dealer or financial institution. We may make such loans only if cash or U.S. Government securities, equal in value to 100% of the market value of the securities loaned, are delivered to the Trust by the borrower and maintained in a segregated account at full market value each business day.

During the term of any securities loan, the borrower must pay us all dividend and interest income earned on the loaned securities. At the same time, we will also be able to invest any cash portion of the collateral or otherwise charge a fee for making the loan, thereby increasing the fund's overall potential return.

If we make a loan of securities, the Trust would be exposed to the possibility that the borrower of the securities might be unable to return them when required. This would leave the Trust with the collateral maintained against the loan. If the collateral were of insufficient value, the Trust could suffer a loss.

Any loans by the Trust of portfolio securities will be made in accordance with applicable guidelines established by the Securities and Exchange Commission and under procedures adopted by the Trustees. In determining whether to lend securities to a particular broker, dealer or other financial institution, we will consider the creditworthiness of the borrowing institution. We will not enter into any securities lending agreement having a duration of greater than one year.

5. American Depository Receipts.

We may invest in American Depository Receipts ("ADRs"). These instruments are negotiable receipts for a given number of shares of securities in a foreign corporation. The foreign stock certificates remain in the custody of a foreign bank. ADRs are issued by large commercial U.S. banks and traded in U.S. markets or on U.S. exchanges. The ADR represents the depository bank's guarantee that it holds the underlying securities.

We may invest in an ADR in lieu of trading in the underlying shares on a foreign market. ADRs are subject to a degree of U.S. regulation and are denominated in U.S. dollars.

6. Convertible Securities. In addition to other equity securities, we may invest in "convertible securities." Securities convertible into common stocks and securities having equity characteristics are bonds that are convertible into a specific number of shares of the common stock of the issuer either at any time or usually at a specific future date at a determined price per share of common stock. Such bonds tend to participate in a substantial portion of the price appreciation of the underlying common stock. At the same time, they often enjoying some protection against depreciation due to higher interest rates afforded most bonds and because of the anticipation of the bond's maturity.

We anticipate that convertible securities will represent less than 25% of any fund's total assets. All convertible bonds must meet the same quality ratings required of corporate bonds, as described for commercial paper below. The risks involved in investment in convertible securities are similar to the risks of investment in the underlying common stocks.

7. Financial Futures Contracts.

We may use financial futures contracts, including contracts traded on a regulated commodity market or exchange, to purchase or sell securities for the Trust. A futures contract on a security is a binding contractual commitment that, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing a futures contract, we will obligate the Trust to make delivery of the security against payment of the agreed price.

We will use financial futures contracts only when we intend to take or make the required delivery of securities. However, if it is economically more advantageous to do so, we may acquire or sell the same securities in the open market instead and concurrently liquidate the corresponding futures position by entering into another futures transaction that precisely offsets the original futures position.

A financial futures contract for a purchase of securities is called a "long" position, while a financial futures contract for a sale of securities is called a "short" position. A short futures contract acts as a hedge against a decline in the value of an investment. This is because it locks in a future sale price for the securities specified for delivery against the contract. A long futures contract acts to protect against a possible decline in interest rates. Hedges may be implemented by futures transactions for either the securities held or for comparable securities that are expected to parallel the price movements of the securities being hedged.

Customarily, most futures contracts are liquidated prior to the required settlement date by disposing of the contract. This transaction may result in either a gain or loss. When part of a hedging transaction, this gain or loss is expected to offset corresponding losses or gains on the hedged securities.

If we use financial futures contracts, we would do so as a defense, or hedge, against anticipated interest rate changes and not for speculation. A futures contract sale is intended to protect against an expected increase in interest rates and a futures contract purchase is intended to offset the impact of an interest rate decline. By means of futures transactions, we may arrange a future purchase or sale of securities under terms fixed at the time the futures contract is made.

The Trust will incur brokerage fees in connection with any futures transactions. Also, the Trust will be required to deposit and maintain cash or Government securities with brokers as margin to guarantee performance of its futures obligations. When purchasing securities by means of futures contracts, we take steps to protect the Trust. We will maintain in a segregated account (including brokerage accounts used to maintain the margin required by the contracts) a combination of liquid High Grade investments and cash that is sufficient in aggregate value to provide adequate funds to complete the purchase.

While we may use futures to reduce the risks of interest rate fluctuations, futures trading itself entails certain other risks. Thus, while the Trust may benefit from using financial futures contracts, unanticipated changes in interest rates may result in a poorer overall performance than if the Fund had not entered into any such contracts.

8. Foreign Securities. We may invest a portion of a Trust's assets in securities of foreign issuers that are listed on a recognized domestic or foreign exchange.

Foreign investments involve certain special considerations not typically associated with domestic investments. Foreign investments may be denominated in foreign currencies and may require the Fund to hold temporary foreign currency bank deposits while transactions are completed. The Trust might benefit from favorable currency exchange rate changes, but it could also be affected adversely by changes in exchange rates. Other risks include currency control regulations and costs incurred when converting between various currencies. Furthermore, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting requirements applicable to domestic issuers, and there may be less publicly available information about such issuers.

In general, foreign securities markets have substantially less volume than comparable domestic markets and therefore foreign investments may be less liquid and more volatile in price than comparable domestic investments. Fixed commissions in foreign securities markets may result in higher commissions than for comparable domestic transactions, and foreign markets may be subject to less governmental supervision and regulation than their domestic counterparts.

Foreign securities transactions are subject to documentation and delayed settlement risks arising from difficulties in international communications. Moreover, foreign investments may be adversely affected by diplomatic, political, social or economic circumstances or events in other countries, including civil unrest, expropriation or nationalization, unanticipated taxes, economic controls, and acts of war. Individual foreign economies may also differ from the United States economy in such measures as growth, productivity, inflation, national resources and balance of payments position.

9. Securities with Variable Interest Rates.

Some of the securities we purchase for the Balanced Fund or the Foresight Fund may carry variable interest rates. Securities with variable interest rates normally are adjusted periodically to pay an interest rate that is a fixed percentage of some base rate, such as the "prime" interest rate of a specified bank. The rate adjustments may be specified either to occur on fixed dates, such as the beginning of each calendar month, or to occur whenever the base rate changes.

Certain of these variable rate securities may be payable by the issuer upon demand of the holder, generally within seven days of the date of demand. Others may have a fixed stated maturity with no demand feature. Variable rate securities may offer higher yields than are available from shorter-term securities. When interest rates generally are falling, the yields of variable rate securities will tend to fall. Likewise, when rates are generally rising, variable rate yields will tend to rise.

What are other risks of some variable rate securities? Variable rate securities may not always be rated and may not have a readily available secondary market. Our ability to obtain payment after the exercise of demand rights could be adversely affected by subsequent events prior to repayment of the investment at par. We will monitor on an ongoing basis the revenues and liquidity of issuers of variable rate securities and the ability of such issuers to pay principal and interest pursuant to any demand feature.

10. Short-Term Investments.

The "short-term investments" we may buy for the Trust are limited to the following U.S. dollar denominated investments:

(1) U.S. Government securities; (2) obligations of banks having total assets of $750 million or more; (3) commercial paper having one of the top three quality ratings described below; (4) other corporate and foreign government obligations of investment grade issued and sold publicly within the United States; and (5) repurchase agreements secured by any of the foregoing securities.

"U.S. Government securities" are obligations issued or guaranteed by the United States Government, its agencies and instrumentalities. U.S. Government securities include direct obligations of the United States issued by the U.S. Treasury, such as Treasury bills, notes and bonds. Also included are obligations of the various federal agencies and instrumentalities, such as the Government National Mortgage Association, the Federal Farm Credit System, the Federal Home Loan Mortgage Corporation and the Federal Home Loan Banks, the Small Business Administration and the Student Loan Marketing Association. Except for Treasury securities, all of which are full faith and credit obligations, U.S. Government securities may either be agency securities backed by the full faith and credit of the United States, such as those issued by the Government National Mortgage Association, or only by the credit of the particular federal agency or instrumentality which issues them, such as those issued by the Federal Farm Credit System and the Federal Home Loan Mortgage Corporation; some such agencies have borrowing authority from the U.S. Treasury, while others do not.

Bank obligations eligible as short-term investments are certificates of deposit ("CDs"), bankers acceptances ("BAs") and other obligations of banks having total assets of $750 million or more (including assets of affiliates). CDs are generally short-term interest-bearing negotiable certificates issued by banks against funds deposited with the issuing bank for a specified period of time. Such CDs may be marketable or may be redeemable upon demand of the holder. Some redeemable CDs may have penalties for early withdrawal, while others may not. Federally insured bank deposits are presently limited to $100,000 of insurance per depositor per bank, so the interest or principal of CDs may not be fully insured if we purchase a CD greater than $100,000. BAs are time drafts drawn against a business, often an importer, and "accepted" by a bank, which agrees unconditionally to pay the draft on its maturity date. BAs are negotiable and trade in the secondary market.

We will not invest in non-transferable time deposits that have penalties for early withdrawal if such time deposits mature in more than seven calendar days, and such time deposits maturing in two business days to seven calendar days will be limited to 10% of the respective Fund's total assets.

"Commercial paper" describes the unsecured promissory notes issued by major corporations to finance short-term credit needs. Commercial paper is issued in maturities of nine months or less and usually on a discount basis. Commercial paper may be rated A-1, P-1, A-2, P-2, A-3 or P-3 (see "Quality Ratings" at the end of this Statement of Additional Information).

Fund Policies

1. Derivatives

We may invest in financial futures contracts, repurchase agreements and reverse repurchase agreements (as described in the Investment Strategies and Risks section above). However, we have not purchased financial futures contracts for the Trust or engaged in any reverse repurchase agreement transaction for the Trust since assuming management of the Trust.

It is our policy never to invest in any other type of so-called "derivative" securities (including, but not limited to, options on futures contracts, swaptions, caps, floors and other synthetic securities). The Trustees must provide advance approval for any deviation from this policy.

2. Options Contracts

We will not sell the securities covering an option contract written prior to its expiration date unless we purchase substitute covering securities or unless the contract written is first offset in a closing purchase transaction. We will not write additional option contracts if more than 25% of the Fund's assets would then be required to cover the options written.

3. Securities Loans.

If we loan any Trust securities, it is our policy to have the option to terminate any loan at any time upon 7 days' notice to the borrower. The Trust may pay fees for the placement, administration and custody of securities loans, as appropriate.

4. Assets as Collateral

We will not pledge, mortgage or hypothecate in excess of 10% of any Trust's net assets at market value.

5. Repurchase and Reverse Repurchase Agreements.

We require delivery of repurchase agreement collateral to the Fund's Custodian. Alternatively, in the case of book-entry securities held by the Federal Reserve System, we require that such collateral be registered in the Custodian's name or in negotiable form. In the event of insolvency or bankruptcy of the other party to a repurchase agreement, we could encounter restrictions on the exercise of the Trust's rights under the repurchase agreement. It is our policy to limit the financial institutions with which we engage in repurchase agreements to banks, savings and loan associations and securities dealers meeting financial responsibility standards prescribed in guidelines adopted by the Trustees.

Our current operating policy is not to engage in reverse repurchase agreements for any purpose, if reverse repurchase agreements in the aggregate would exceed five percent of a Fund's total assets.

6. Bond Quality Classifications.

We only purchase "investment grade" securities for the Balanced and Foresight Funds. Investment grade securities are those with the top four quality ratings given by nationally recognized statistical rating organizations for that type of security. (For example, a top rated long-term security will be rated AAA by Standard & Poor's Corporation while a top rated short-term security will be rated A-1 by Standard & Poor's.)

Investment grade securities can be further classified as either "High Grade" or "Medium Grade." As used in this Statement of Additional Information, "High Grade" securities include U.S. Government securities and those municipal securities which are rated AAA, AA, A-1; SP-1 by Standard & Poor's Corporation; Aaa, Aa, P-1, MIG-1, MIG-2, VMIG-1; or VMIG-2 by Moody's Investors Service, Inc. "Medium Grade" municipal securities are those rated A, BBB, A-2, A-3, SP-2 or SP-3 by Standard & Poor's; A, Baa, P-2, P-3, MIG-3; or VMIG-3 by Moody's.

For unrated securities, we may make our own determinations of those investments we classify as "High Grade" or "Medium Grade," as a part of the exercise of our investment discretion. However, we make such determinations by reference to the rating criteria followed by recognized rating agencies. Our quality classification procedure is subject to review by the Trustees.

Within the established quality parameters, we are free to select investments for each fund in any quality rating mix we deem appropriate. We will base the mix on our evaluation of the desirability of each investment in light of its relative yield and credit characteristics.

7. Policy Review.

If, in the judgment of a majority of the Trustees of the Trust, it becomes inadvisable to continue any Trust or individual fund policy, then the Trustees may change any such policies without shareholder approval. Before any such changes are made, you will receive 30 days' written notice.

Except for the fundamental investment limitations placed upon the Trust's activities, the Trustees can review and change the other investment policies and techniques employed by the Trust. In the event of some policy changes, a change in the Trust's or a fund's name might be required. There can be no assurance that the Trust's present objectives will be achieved.

Fundamental Policies

The Trust has a number of limitations on its investment activities designated as "Fundamental Policies." These limitations are described below. By designating these policies as fundamental, we cannot change them without a majority vote of the Trust's shareholders.

1. Illiquid Investments.

With respect to any fund, we will not invest in securities for which there is no readily available market if at the time of acquisition more than 15% of the Fund's net assets would be invested in such securities.

2. Restricted Investments.

We will not invest more than 5% of the value of the total assets of a fund (determined as of the date of purchase) in the securities of any one issuer (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities and excluding bank deposits). We will not purchase any securities when, as a result, more than 10% of the voting securities of the issuer would be held by a fund. For purposes of these restrictions, the issuer is deemed to be the specific legal entity having ultimate responsibility for payment of the obligations evidenced by the security and whose assets and revenues principally back the security.

3. Seasoned Issuers.

We will not purchase any security when the entity responsible for repayment has been in operation for less than three years if the purchase would result in more than 5% of the total assets of a fund being invested in such security. This restriction does not apply to any security that has a government jurisdiction or instrumentality ultimately responsible for its repayment.

4. Industry Concentration.

In purchasing securities for any fund (other than obligations issued or guaranteed by the United States Government or its agencies and instrumentalities), we will limit such investments so that not more than 25% of the assets of each fund is invested in any one industry.

5. Financial Futures Contracts.

We will not purchase or sell futures contracts for any fund if immediately afterward the sum of the amount of margin deposits of the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

6. Borrowing and Lending.

We will not obtain bank loans for any fund except for extraordinary or emergency purposes. We will not borrow for the purpose of making investments except as described in the next paragraph.

We may enter into reverse repurchase agreements for any fund in amounts up to 25% of the fund's total assets (including the proceeds of the reverse repurchase transactions) for purposes of purchasing other securities. We will not obtain loans or enter into reverse repurchase agreements in total amounts exceeding one-third of total assets for any purpose.

We will not mortgage, pledge or hypothecate any assets to secure bank loans, except in amounts up to 15% of a fund's net assets taken at cost, and only for extraordinary or emergency purposes.

We will not loan more than two thirds of a fund's securities (calculated as a percentage of gross assets). For any portfolio securities loaned, we will require the fund to be provided collateral satisfactory to the Trustees. The collateral must be continuously maintained in amounts equal to or greater than the value of the securities loaned.

7. Other Prohibited Activities.

* The Trust may not act as an underwriter.

* We will not make short sales or maintain a short position except in limited circumstances. Specifically, the applicable fund must own at least an equal amount of securities (or securities convertible or exchangeable into such securities). Furthermore, not more than 25% of a fund's net assets may be held as collateral for such sales).

* We will not purchase securities on margin (except for customary credit used in transaction clearance) for the Trust.

* We will not invest in oil, gas or other mineral exploration or development programs.

* We will not invest in commodities. This prohibition does not prevent us from using financial futures contracts to make purchases or sales of securities, provided the transactions would otherwise be permitted under the Trust's investment policies.

* We will not invest in real estate for any fund. This does not prevent us from buying securities for any fund that are secured by real estate.

* We will not acquire shares of other investment companies for any fund. This restriction does not apply to any investment in any money market mutual fund or unit investment trust under limited circumstances: (1) such investment by any one issuer cannot exceed 5% of net assets; (2) such investments in the aggregate cannot exceed 10% of net assets. Also, this restriction will not apply in connection with an investment company merger, consolidation, acquisition or reorganization.

* We will not knowingly take any investment action that has the effect of eliminating any fund's tax qualification as a registered investment company under applicable provisions of the Internal Revenue Code.

* We will not purchase any security for purposes of exercising management control of the issuer, except in connection with a merger, consolidation, acquisition or reorganization of an investment company.

* We will not purchase or retain the securities of any issuer if, to our knowledge, the holdings of those of the Trust's officers, Trustees and officers of the Advisor who beneficially hold one-half percent or more of such securities, together exceed 5% of such outstanding securities.

* We will only purchase put options or write call options (and purchase offsetting call options in closing purchase transactions) if the put option purchased or call option written is covered by fund securities, whether directly or by conversion or exchange rights.

MANAGEMENT OF THE FUNDS

Board of Trustees.

Under the terms of the Declaration of Trust, which is governed by the laws of the Commonwealth of Massachusetts, the Trustees are ultimately responsible for the conduct of the Fund's affairs. As such, they meet at least quarterly to review our operation and management of the Trust. In addition to the information we provide the Trustees, they also meet with the Trust's independent auditors at least annually to discuss any accounting or internal control issues that the auditors may raise.

The Trustees serve indefinite terms of unlimited duration and they appoint their own successors, provided that always at least two-thirds of the Trustees have been elected by shareholders. The Declaration of Trust provides that a Trustee may be removed at any special meeting of shareholders by a vote of two-thirds of the Trust's outstanding shares.

Management Information.

Trustees and executive officers of the Trust and their principal occupations during the past five years are shown below:

Name, Address and Age	Positions Held with Trust	Principal Occupation During Past 5 Years
Frank E. Burgess+ 6411 Mineral Point Road Madison, WI 53705 Born 08/04/1942	Trustee and Vice President	President and Director of Madison Investment Advisors, Inc.; Trustee and Vice President of each Mosaic fund and Vice President of Madison Mosaic.
Philip Blake* 1 South Pinckney St. Madison, WI 53703 Born 11/07/1944	Trustee	Trustee of each Mosaic fund; retired investor; formerly publisher of Madison's Wisconsin State Journal newspaper.
James R. Imhoff, Jr.* 429 Gammon Place Madison, WI 53719 Born 05/20/1944	Trustee	Trustee of each Mosaic fund; Chairman and CEO of First Weber Group, Inc. (residential real estate brokers) of Madison, WI.
Lorence D. Wheeler* 4905 W. 60th Avenue Arvada, CO 80003 Born 01/31/1938	Trustee	Trustee of each Mosaic fund; Pension Specialist for CUNA Mutual Group (insurance); formerly President of Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide).
Katherine L. Frank+ 6411 Mineral Point Road Madison, WI 53705 Born 11/27/1960	Trustee and President	Trustee and President of each Mosaic Fund; Vice Pres. and Principal of Madison Investment Advisors, Inc.; President of Madison Mosaic.
Jay R. Sekelsky+,** 6411 Mineral Point Road Madison, WI 53705 Born 9/14/1959	Vice President	Vice Pres. of each Mosaic fund; Vice President and Principal of Madison Investment Advisors, Inc; Vice President of Madison Mosaic.
Christopher C. Berberet+,** 6411 Mineral Point Road Madison, WI 53705 Born 07/31/1959	Vice President	Vice Pres. of each Mosaic fund; Vice President and Principal of Madison Investment Advisors, Inc; Vice President of Madison Mosaic.
W. Richard Mason+,** 8777 N. Gainey Center Drive Scottsdale, AZ 85258 Born 05/13/1960	Secretary	Secretary and General Counsel of each Mosaic fund; Principal of Mosaic Funds Distributor, LLC; Genl. Counsel of Madison Mosaic.

+An "interested person" of the Trust as the term is defined in the Investment Company Act of 1940. Only those persons named in the above table of Trustees and officers who are not interested persons of the Trust are eligible to be compensated by the Trust.

*Member of the Audit Committee of the Trust. The Audit Committee is responsible for reviewing the results of each audit of the Trust by its independent auditors and for recommending the selection of independent auditors for the coming year.

**Member of the Pricing Committee of the Trust. The Pricing Committee is responsible for reviewing the accuracy of the Trust's daily net asset value determinations. It reports to the Trustees at least quarterly and makes any recommendations for pricing of Trust securities in the event pricing cannot be determined in accordance with established written pricing procedures approved by the Trustees.

Compensation.

The compensation of each non-interested Trustee has been fixed at $4,000 per year, to be pro-rated according to the number of regularly scheduled meetings each year. Four Board meetings are currently scheduled to take place each year. In addition to such compensation, those Trustees who may be compensated by the Trust will be reimbursed for any out-of-pocket expenses incurred by them in connection with the affairs of the Trust, such as travel to any Board meetings. Trustee compensation is included in each Fund's total fees and expenses.

During the last fiscal year of the Trust, the Trustees were compensated as follows:

	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex* Paid to Trustees
Frank E. Burgess	0	0
Katherine L. Frank	0	0
Thomas S. Kleppe	$1000	$3,750**
James R. Imhoff, Jr.	$4,000	$15,000
Lorence D. Wheeler	$4,000	$15,000
Philip Blake***	0	0

*The Mosaic Funds complex is comprised of 5 trusts with a total of 15 funds and/or series.

**Retired March 2000

***Elected May 2001

Under the Declaration of Trust, the Trustees can be indemnified by the Trust for certain matters. For example, they can be indemnified against all liabilities and expenses reasonably incurred by them by virtue of their service as Trustees. However, they will not be indemnified for liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Code of Ethics

We and the Trust adopted Codes of Ethics under Rule 17j-1 of the Investment Company Act that govern the ability of our personnel to trade in securities that may be purchased or held by any Mosaic fund or any of our non-mutual fund clients. Our codes generally permit our personnel to trade in or hold the types of securities purchased or held by the Trust. Our codes are designed to prevent manipulative practices by our personnel or situation in which our personnel could personally benefit at the expense of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 2001, the shareholders of record that held five percent or more of the Trust were: For the Investors Fund -- MITRA & Co., 1000 N. Water Street, Milwaukee, WI (6%); for the Mid-Cap Growth Fund -- Charles Schwab & Co for the benefit of customers, 101 Montgomery Street, San Francisco, CA 94104 (7%); for the Balanced Fund -- Wells Fargo Bank, Trustee for Fabco Equipment, P.O. Box 1533, Minneapolis, MN 55479 (22%) ; and for the Foresight Fund -- Firstar Bank Cust for Dennis Sweeney, 1416 Sweeney Dr., Middleton, WI  (10%), Frank E. Burgess, 7686 Midtown Road, Verona, WI  53593 (10%) and Charles Schwab & Co for the benefit of customers, 101 Montgomery Street, San Francisco, CA 94104 (7%).

As of April 1, 2001, Frank E. Burgess, the Trustees and officers of the Trust and the advisor, directly or indirectly as a group, owned 11% of the Foresight Fund, 2% of the Investors Fund and less than 1% of the outstanding shares of the remaining funds.

INVESTMENT ADVISORY AND OTHER SERVICES

1. Investment Advisors.

We are Madison Mosaic, LLC (known as Bankers Finance Advisors, LLC prior to April 1998), 6411 Mineral Point Road, Madison, Wisconsin 53705, the investment advisor to the Trust.

We are a wholly owned subsidiary of Madison Investment Advisors, Inc. ("Madison"), 6411 Mineral Point Road, Madison, Wisconsin. Madison is a registered investment advisor and has numerous advisory clients. Madison was founded in 1973 and has no business affiliates other than those described in the Prospectus and this Statement of Additional Information. Madison operates Madison Scottsdale in Scottsdale, Arizona. We share our investment management personnel with Madison.

Frank E. Burgess is President, Treasurer and Director of Madison. Mr. Burgess owns a majority of the controlling interest of Madison, which, in turn, owns and controls Madison Mosaic (see "Management Information" above).

Madison formed us in 1996 for the purpose of providing investment management services to the Mosaic family of mutual funds, including the Trust. We purchased the investment management assets of the former advisor to the Trust, Bankers Finance Investment Management Corp., on July 31, 1996. As a result, any references in this Statement of Additional Information and in the Prospectus to advisory or management activities during periods prior to July 31, 1996 may refer to Bankers Finance Investment Management Corp. We also serve as the investment advisor to Mosaic Income Trust, Mosaic Tax-Free Trust, Mosaic Focus Fund Trust and Mosaic Government Money Market Trust.

For the fiscal years ending December 31, 1998, 1999 and 2000, aggregate advisory fees paid were as follows: Investors Fund - $202,302, $227,942 and $203,894, respectively; Mid-Cap Growth Fund - $81,764, $65,831 and $63,034, respectively; Balanced Fund - $154,798, $189,655 and $162,716, respectively; and Foresight Fund - $17,118, $22,514 and $18,252, respectively.

2. Principal Underwriter.

Mosaic Funds Distributor, LLC, 8777 N. Gainey Center Drive, Suite 220, Scottsdale, Arizona 85258, acts as the Trust's broker-dealer Distributor pursuant to a Distribution Agreement dated July 30, 1998 between it and all Mosaic Funds. The Distributor does not engage in underwriting activities and receives no compensation for its services (see the "Distribution Agreement" section below). The Distributor is a wholly owned subsidiary of Madison.

3. Services Provided by Each Investment Advisor and Fund Expenses Paid by Third Parties.

Together, we (Madison Mosaic) and Madison are responsible for the investment management of the Trust. We are authorized to execute each Fund's portfolio transactions, to select the methods and firms with which such transactions are executed, to oversee the Trust's operations, and otherwise to administer the affairs of each Fund as we deem advisable.

We provide or arrange for all the Trust's required services through three main contracts: An investment advisory agreement; a services agreement and a distribution agreement. These contracts are described below. No Fund expenses are paid by third parties.

Investment Advisory Contract.

The Investment Advisory Agreement between us and the Trust is subject to annual review and approval by the Trustees, including a majority of those Trustees who are not "interested persons," as defined in the Investment Company Act of 1940. The agreement was approved by Trust shareholders for an initial two year term at a special meeting of shareholders held in July 1996 and most recently renewed for another year last July.

The Investment Advisory Agreement may be terminated at any time, without penalty, by the Trustees or by the vote of a majority of the outstanding voting securities, or by us, upon sixty days' written notice to the other party. We cannot assign the agreement and it will automatically terminate upon any assignment.

Advisory Fee and Expense Limitations. For our services under the Investment Advisory Agreement, we receive a fee calculated as 0.75% per year of average daily net assets for each Fund. Such percentage does not decrease as net assets increase. We can waive or reduce this fee during any period. We can also reduce our fee on a permanent basis, without any requirement for consent by the affected Fund or its shareholders, under such terms as we may determine, by written notice to the Trust.

We agreed to be responsible for the fees and expenses of the Trustees and officers of the Trust who are affiliated with us. We are also responsible for the Trust's various promotional expenses (including distributing Prospectuses to potential shareholders).

Payments to Third Parties. We can make payments out of our investment advisory fee to other persons, including broker-dealers that make one or more of the Trust's funds available to investors pursuant to any "no transaction fee" network or service they provide. Under regulations of the Securities and Exchange Commission, such arrangements are permissible in connection with distributing investment company shares, if the payments of the shared fee amounts are made out of our own resources.

Services Contract.

The Trust does not have any officers or employees who are paid directly by the Trust. The Trust entered into a Services Agreement with us for operational and other services required by its Funds. Such services may include:

The functions of shareholder servicing agent and transfer agent.

Bookkeeping and portfolio accounting.

Handling telephone inquiries, cash withdrawals and other customer service functions (including monitoring wire transfers).

Providing appropriate supplies, equipment and ancillary services necessary to conduct of its affairs.

Calculating net asset value.

Arranging for and paying the Custodian.

Arranging for and paying the Trust's independent accountants.

Arranging for and paying the Trust's legal counsel.

Registering the Trust and its shares with the Securities and Exchange Commission and notifying any applicable state securities commissions of its sale in their jurisdiction.

Printing and distributing prospectuses and periodic financial reports to current shareholders.

Trade association membership.

Preparing shareholder reports, proxy materials and holding shareholder meetings.

We provide all these services to each fund for a fee calculated as a percentage of average daily net assets. This fee is reviewed and approved at least annually by the Trustees and is compared with the fee paid by other mutual funds of similar size and investment objective to determine if it is reasonable. The current fees are stated in the Trust's Prospectus.

Our payment under the Services Agreement is in addition to and independent of payments made pursuant to the Investment Advisory Agreement. We also provide such services to Mosaic Income Trust, Mosaic Tax-Free Trust, Mosaic Focus Fund Trust and Mosaic Government Money Market Trust.

Under this Services Agreement, we appointed Firstar Mutual Fund Services (see "Other Service Providers", below), as the transfer agent and dividend-paying agent. It will also perform all shareholder servicing agent functions.

The Trust remains responsible for any extraordinary or non-recurring expenses it incurs.

Distribution Agreement.

Mosaic Funds Distributor, LLC, is the Distributor of Mosaic Funds. It receives no compensation for its services under the Distribution Agreement. The agreement has an initial term of two years beginning July 30, 1998 and may continue in effect after that term only if approved annually by the Trustees, including a majority of those who are not "interested persons," as defined in the Investment Company Act of 1940.

The Distribution Agreement provides for distribution of the Trust's shares without a sales charge to the investor. The Distributor may act as the Trust's agent for any sales of its shares, but the Trust may also sell its shares directly to any person. The Distributor makes each Fund's shares continuously available to the general public in those States where it has given notice that it will do so. However, the Distributor has no obligation to purchase any of the Trust's shares.

The Distributor is wholly owned by Madison Investment Advisors, Inc. and we share our personnel.

4. Other Service Providers.

We arrange for Trust securities to be held in custody by the Trust's Custodian, for the Trust to be audited annually by independent accountants and for the Trust and the Independent Trustees to be represented by outside counsel. The Trust does not pay any separate fees for the services of these third parties because the cost of these services is included in the advisory and service fees we receive to manage the Trust.

Transfer Agent and Dividend-Paying Agent.

Under our Services Agreement with the Trust, we appointed Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 (the "Transfer Agent"), as the transfer agent and dividend paying agent. The Transfer Agent will also perform all shareholder servicing agent functions. We are responsible for compensating the Transfer Agent for providing these services on behalf of the Trust.

Custodian.

Firstar Bank, N.A., 425 Walnut Steet, Cincinnati, OH 45202, is Custodian for the cash and securities of the Trust. The Custodian maintains custody of the Trust's cash and securities, handles its securities settlements and performs transaction processing for cash receipts and disbursements in connection with the purchase and sale of the Trust's shares.

From time to time, the Trust may appoint as Special Custodians certain banks, trust companies, and firms that are members of the New York Stock Exchange and trade for their own account in the types of securities purchased by the Trust. Such Special Custodians will be used by the Trust only for the purpose of providing custody and safekeeping services in limited circumstances. First, custody would be of relatively short duration. Second, custody would be for designated types of securities that, in our opinion or in the opinion of the Trustees, would most suitably be held by such Special Custodians rather than by the Custodian.

In the event any such Special Custodian is used, it shall serve the Trust only in accordance with a written agreement with the Trust. The agreement must meet the requirements of the Securities and Exchange Commission for mutual fund custodians and be approved and reviewed at least annually by the Trustees. If the Special Custodian is a securities dealer, it must deliver to the Custodian its receipt for the safekeeping of each lot of securities involved prior to payment by the Trust for such securities.

The Trust may also maintain deposit accounts for the handling of cash balances of relatively short duration with various banks, as we or the Trustees deem appropriate, to the extent permitted by the Investment Company Act of 1940.

Independent Auditors.

Deloitte & Touche LLP, 180 N. Stetson Avenue, Chicago, Illinois  60601, serves as independent auditors to the Trust.

BROKERAGE ALLOCATION AND OTHER PRACTICES

We make all decisions regarding the purchase and sale of securities and executing of these transactions. This includes selecting market, broker or dealer and negotiating commissions. Our decisions are subject to review by the Trustees.

During its most recent fiscal years the Trust paid aggregate brokerage commissions as follows (rounded to the nearest thousand): $123,000 for the fiscal year ended December 31, 2000; $100,000 for the fiscal year ending December 31, 1999; and $141,000 for the fiscal year ending December 31, 1998.

In general, we seek to obtain prompt and reliable execution of orders at the most favorable prices or yields when purchasing and selling Trust securities. In determining the best price and execution, we may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with us and any statistical, research or other services the dealer provides us including payment for our use of electronic research services. Such research and statistical information regarding securities may be used by us for the benefit of all members of the Mosaic family of mutual funds and by other clients of Madison. Therefore, the Trust may not be our only client that benefits from our receipt of research from the brokers and dealers the Trust uses for its trading needs. However, as a policy matter, we will not "pay up" for any such research or statistical information by paying higher commissions than we would pay from any other institutional broker that did not provide such information. In the unlikely event that any such non-price factors are taken into account and the execution price paid is increased, it would only be in reasonable relation to the benefit of such non-price factors to the Trust as we determine in good faith.

Brokers or dealers who execute portfolio transactions for the Trust may also sell its shares; however, any such sales will not be either a qualifying or disqualifying factor in selecting brokers or dealers.

In addition to transactions on which we pay commissions, we may also engage in portfolio transactions directly with a dealer acting as a principal. As a result, the transaction will not involve payment of commissions. However, any purchases from an underwriter or selling group could involve payments of fees and concessions to the underwriting or selling group.

Affiliated Transactions. We can purchase portfolio securities through an affiliated broker if we decide it is in the Trust's interests. If we trade through an affiliated broker, we will observe four requirements: (1) the transaction must be in the ordinary course of the broker's business; (2) the transaction cannot involve a purchase from another broker or dealer; (3) compensation to the broker in connection with the transaction cannot be in excess of one percent of the cost of the securities purchased; and (4) the terms to the Trust for purchasing the securities, including the cost of any commissions, must be as favorable to the Trust as the terms concurrently available from other sources. Any compensation paid in connection with such a purchase will be in addition to fees payable to us under the Investment Advisory Agreement.

We do not anticipate that any such purchases through affiliates will ever represent a significant portion of the Trust's trading activity. No such transactions are anticipated currently.

Portfolio Turnover. We do not expect to engage in short-term trading for the any fund other than the Foresight Fund, but securities may be purchased and sold in anticipation of market interest rate changes, as well as for other reasons. We anticipate that annual portfolio turnover for these funds will generally not exceed 100%, but actual turnover rate will not be a limiting factor if we believe it is desirable to make purchases or sales. Risks and considerations regarding portfolio turnover in the Foresight Fund are described in the Prospectus.

CAPITAL STOCK AND OTHER SECURITIES

Summary.

The Declaration of Trust, dated November 18, 1982, was filed with the Secretary of State of the Commonwealth of Massachusetts and the Clerk of the City of Boston, Massachusetts. Under the terms of the Declaration of Trust, the Trustees may issue an unlimited number of whole and fractional shares of beneficial interest without par value for each series of shares they have authorized. All shares issued will be fully paid and nonassessable and will have no preemptive or conversion rights. Under Massachusetts law, the shareholders, under certain circumstances, may be held personally liable for the Trust's obligations. The Declaration of Trust, however, provides indemnification out of Trust property of any shareholder held personally liable for obligations of the Trust.

Shares and Classes of Shares.

Four series of the Trust's shares are currently authorized: Investors Fund shares, Mid-Cap Growth Fund shares, Balanced Fund shares and Foresight Fund shares. Each share has one vote and fractional shares have fractional votes. Except as otherwise required by applicable regulations, any matter submitted to a shareholder vote will be voted upon by all shareholders without regard to series or class. For matters where the interests of separate series or classes are not identical, the question will be voted on separately by each affected series or class.

For example, shareholder votes relating to the election of Trustees or approval of the Trust's selection of independent public accountants, as well as any other matter in which the interests of all shareholders are identical, will be voted on without regard to series or classes of shares. Matters that affect a particular series or class of shares will not be voted upon by the unaffected shareholders. On the other hand, required shareholder approval of the Investment Advisory Agreement and any change in a Fund's fundamental investment policies will be submitted to a separate vote by each series and class of shares. When a matter is voted upon separately by more than one series or class of shares, it may be approved with respect one series or class even if it is rejected by the shareholders of another series or class.

The Trustees may authorize at any time creating additional series of shares. The proceeds of the new series would be invested in separate, independently managed portfolios. The Trustees can also authorize additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). These classes can have such preferences, privileges, limitations, and voting and dividend rights as the Trustees may determine.

All money received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (but classes may represent proportionate undivided interests in a series), and would be subject to its own related liabilities.

Share Splits and Liquidation Rights.

The Trustees may divide or combine the Trust's shares into a greater or lesser number of shares as long as the action will not change your proportionate interest in the Trust. In the event of unforeseen gains or losses, the Trustees might use this authority to maintain the price of Money Market shares at $1.00. Any assets, income and expenses of the Trust that we cannot readily identify as belonging to a particular series will be allocated by or under the direction of the Trustees as they deem fair and equitable. Upon any liquidation of the Trust or any of its Funds, you would be entitled to share pro-rata in the liquidation proceeds available for distribution.

Shareholder Meetings.

Because there is no requirement for annual elections of Trustees, the Trust does not anticipate having regular annual shareholder meetings. Shareholder meetings will be called as necessary to consider questions requiring a shareholder vote. The selection of the Trust's independent accountants will be submitted to a ratification vote by the shareholders at any meetings held by the Trust.

Any change in the terms of the Declaration of Trust (except for immaterial changes like a name change), in the Investment Advisory Agreement (except for reductions of the Advisor's fee) or in the fundamental investment limitations of a Fund must be approved by a majority of the shareholders before it can become effective.

Shareholder inquiries can be made to the offices of the Trust at the address on the cover of this document.

Voting Rights.

The voting rights of shareholders are not cumulative. As a result, holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

A "majority" is constituted by either 50 percent of all shares of the Fund or 67 percent of the shares voted at an annual meeting or special meeting of shareholders at which at least 50 percent of the shares are present or represented by proxy.

The Declaration of Trust provides that two-thirds of the holders of record of the Trust's shares may remove a Trustee from office by votes cast in person or by proxy at a meeting called for the purpose. A Trustee may also be removed from office provided two-thirds of the holders of record of the Trust's shares file declarations in writing with the Trust's Custodian. The Trustees are required to promptly call a meeting of shareholders for the purpose of voting on removal of a Trustee if requested to do so in writing by the record holders of at least 10% of the Trust's outstanding shares.

Ten or more persons who have been shareholders for at least six months and who hold shares with a total value of at least $25,000 (or 1% of the Trust's net assets, if less) may require the Trust to assist a shareholder solicitation with the purpose of calling a shareholder meeting. Such assistance could include providing a shareholder mailing list or an estimate of the number of shareholders and approximate cost of the shareholder mailing. In the latter case, unless the Securities and Exchange Commission determines otherwise, the shareholders desiring the solicitation may require the Trustees to undertake the mailing if those shareholders provide the materials to be mailed and assume the cost of the mailing.

Shareholder Liability.

Under Massachusetts law, the shareholders of an entity such as the Trust may, under certain circumstances, be held personally liable for its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment against a shareholder under such a claim. The risk of a shareholder incurring financial loss as a result of being a shareholder is limited to circumstances in which the Trust itself would be unable to meet its obligations.

Liability of Trustees and Others.

The Declaration of Trust provides that the officers and Trustees of the Trust will not be liable for any neglect, wrongdoing, errors of judgment, or mistakes of fact or law. However, they are not protected from liability arising out of willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties to the Trust. Similar protection is provided to the Advisor under the terms of the Investment Advisory Agreement and the Services Agreement. In addition, protection from personal liability for the obligations of the Trust itself, similar to that provided to shareholders, is provided to all Trustees, officers, employees and agents of the Trust.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Mosaic's "Guide to Doing Business" describes the basic procedures for investing in the Trust. The following information concerning other investment procedures is presented to supplement the information contained in the Guide.

Offering Price.

We calculate the net asset value (NAV) of each fund every day the New York Stock Exchange is open for trading. NAV is not calculated on New Year's Day, the observance of Martin Luther King, Jr.'s Birthday, Presidents Day, Good Friday, the observance of Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and on other days the New York Stock Exchange is closed for trading. The NAV calculation for each fund is made at the time of the close of the New York Stock Exchange.

NAV is determined by adding the value of all securities and other assets of a fund, subtracting its liabilities and dividing the result by the total number of outstanding shares of that fund. Since the Trust does not charge a "sales load," its shares are both offered and redeemed at NAV.

Market Value. We determine the market value of each fund's securities in a number of ways. If current market quotations are readily available for a security, we value it at the mean between its bid and asked prices. For securities for which current market quotations are not readily available, we value them at their fair market value as determined in good faith by the Trustees. We value securities having a remaining effective maturity of 60 days or less at amortized cost, which approximates market value.

Valuation of Covered Call Options. If we write call options for a fund, the premium received is reflected on the Trust's books as a cash asset offset by a deferred credit liability, so the premium has no impact on net asset value at that time. The deferred credit amount is then marked to the market value of the outstanding option contract daily. If the option contract is exercised, the Trust reflects a sale of the appropriate securities (which may be either the underlying portfolio securities or corresponding securities purchased in the open market to deliver against the option contract) at a price equal to the option strike price plus the option premium received. The deferred credit liability is then extinguished. If the option expires without being exercised (or if it is offset by a closing purchase transaction), then the Trust recognizes the deferred credit as a gain (reduced by the cost of any closing purchase transaction).

The Trustees authorized using independent pricing services to obtain daily securities prices when required.

Shares in all funds are priced by rounding to the nearest penny. NAV of shares in each fund is expected to fluctuate daily, and we will make no attempt to stabilize the value of these shares.

Shareholder Service Policies.

Our policies concerning shareholder services are subject to change from time to time. In the event of a material change, you will receive an updated "Guide to Doing Business."

Minimum Initial Investment and Minimum Balance.

We can change the minimum account size below which an account is subject to a monthly service charge or to involuntary closing. We may change the Trust's minimum amount for subsequent investments by 30 days written notice. The notice may be provided in Mosaic's quarterly shareholder newsletter.

Special Service Charges.

We may impose special service charges for services that are not regularly afforded to shareholders. In order to do this, we must give 30 days written notice to you or to shareholders in general. These special charges may include, but are not limited to, fees for excessive exchange activity or unusual historical account research and copying requests. Mosaic's standard service charges are also subject to adjustment from time to time.

Share Certificates.

The Trust will not issue share certificates.

Subaccounting Services.

The Trust can provide subaccounting services to institutions. The Trustees reserve the right to determine from time to time such guidelines as they deem appropriate to govern the level of subaccounting service that can be provided to individual institutions in differing circumstances. Normally, the Trust's minimum initial investment to open an account will not apply to subaccounts. However, we reserve the right to impose the same minimum initial investment requirement that would apply to regular accounts if it seems that the cost of carrying a particular subaccount or group of subaccounts is likely to be excessive.

The Trust may provide and charge for subaccounting services that we determine exceed those services that can be provided without charge. The availability and cost of such additional services will be determined in each case by negotiation between Mosaic and the parties requesting the additional services. We are not presently aware of any such services for which a charge will be imposed.

Crediting of Investments.

We can reject any investment in the Trust for any reason and may at any time suspend all new investment in any fund. We may also, in our discretion, decline to recognize an investment by funds wired for credit until such funds are actually received by the Trust. This is because we may be responsible for any losses resulting from changes in a fund's net asset value that happen because we failed to receive funds from a shareholder to whom recognition for investment was given in advance of receipt of payment.

If shares are purchased by wire and the wire is not received or if shares are purchased by a check that, after deposit, is returned unpaid or proves uncollectible, then the share purchase may be canceled immediately. The shareholder that gave notice of the intended wire or submitted the check will be held fully responsible for any losses incurred by us, the Trust or the Distributor.

Foreign Checks.

Checks drawn on foreign banks will not be considered received until we have actual receipt of payment in immediately available U.S. dollars after submitting the check for collection. Collection of such checks through the international banking system may require 30 days or more. We will pass the cost of such collection to you if you invest using a foreign check.

Purchase Orders from Brokers.

<r>We authorized one or more brokers to accept purchase and redemption orders of Trust shares.  These brokers are authorized to delegate other intermediaries to accept purchase or redemption orders of Trust shares.  An order to purchase shares that we receive from a securities broker (or the broker's delegate, as the case may be) will be considered received in proper form for the net asset value per share determined as of the close of business of the New York Stock Exchange on the day of the order. However, the broker must assure us that it received the order from its customer prior to that time.</r>

Shareholders who invest in the Trust through a broker may be charged a commission for handling the transaction. A shareholder may deal directly with us anytime to avoid the fee.

Redemptions.

Redemptions will take place at the NAV for the day we receive the redemption order in proper form. A redemption request may not be in proper form unless we have a signed account application from you or your application is submitted with the withdrawal request.

Unusual Circumstances Resulting in Suspension of Payments.

We will use our best efforts in normal circumstances to handle redemptions timely. However, we may for any reason we deem sufficient suspend the right of redemption or postpone payment for any shares in the Trust for any period up to seven days.

Our sole responsibility with regard to redemptions shall be to process timely redemption requests in proper form. Neither the Trust, its affiliates, nor the Custodian can accept responsibility for any act or event which has the effect of delaying or preventing timely transfers of payment to or from shareholders.

Payment for shares in any fund may be suspended or delayed for more than seven days only in limited circumstances. These occur (1) during any period when the New York Stock Exchange is closed, other than customary weekend and holiday closings; (2) when trading on such Exchange is restricted, as determined by the Securities and Exchange Commission; or (3) during any period when the Securities and Exchange Commission has by order permitted such suspension.

Final Payments on Closed Accounts.

The redemption payment you receive when you close your account will normally have all accrued dividends included. However, when an account is closed, we may make payment by check of any final dividends declared but not yet paid to the date of the redemption that closed the account. The payment may be made on the same day such dividends are paid to other shareholders, rather than at the time the account is closed.

Identification Required.

We reserve the right, when we deem such action necessary to protect the interests of Trust shareholders, to refuse to honor redemption requests made by anyone purporting to act with the authority of another person or on behalf of a corporation or other legal entity. Each such individual must provide a corporate resolution or other appropriate evidence of his or her authority or satisfactory identity. We reserve the right to refuse any third party redemption requests.

Payments in Kind.

If, in the opinion of the Trustees, extraordinary conditions exist which make cash payments undesirable, payments for any shares redeemed may be made in whole or in part in securities and other property of the Trust. However, the Trust elected, pursuant to rules of the Securities and Exchange Commission, to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of 1% of the aggregate net assets of the Trust or $250,000.

Any property of the Trust distributed to shareholders will be valued at fair value. In disposing of any such property received from the Trust, a shareholder might incur commission costs or other transaction costs. There is no assurance that a shareholder attempting to dispose of any such property would actually receive the full net asset value for it. Except as described herein, however, we intend to pay for all share redemptions in cash.

Address Changes and Lost Shareholder Accounts.

It is your obligation to inform us of address changes.

We will exercise reasonable care to ascertain your correct address if you become "lost" in our records. We will conduct two database searches for you and use at least one information database service. The search will be conducted at no cost to you. We will not, however, perform such searches if your account is less than $25, if you are not a natural person or we receive documentation that you are deceased. If we cannot locate you after such procedures, your account may be escheated to the State of your last residence in our records.

No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Dividend Payments.

Dividends are payable to you at the time they are determined. They are not actually paid in the form of additional shares of the Trust credited to your account until the end of each calendar month (or normally when the account is closed, if sooner), unless you make a written election to receive dividends in cash.

Substantially all of each fund's accumulated net income is declared as dividends each business day. We calculate accumulated net income for each fund just prior to calculating the fund's net asset value. The amount of such net income reflects interest income (plus any original discount earned less premium amortized) and expenses accrued by the fund since the previously declared dividend.

Realized capital gains and losses and unrealized appreciation and depreciation are reflected as changes in NAV per share of each fund. Premium on securities purchased is amortized daily as a charge against income.

You will receive notice of payment of dividends quarterly. For tax purposes, you will also receive an annual summary of dividends paid by your fund and the extent to which they constitute capital gains dividends. If you purchase shares as of a particular net asset value determination (the close of the New York Stock Exchange) on a given day, you will not be considered a shareholder of record for the dividend declaration made that day. If you withdraw as of such determination you will be considered a shareholder of record with respect to the shares withdrawn. A "business day" will be any day the New York Stock Exchange is open for trading.

TAXATION OF THE TRUST

Federal Income Tax Requirements.

To qualify as a "regulated investment company" and avoid fund-level federal income tax under the Internal Revenue Code (the "Code"), each fund must, among other things, distribute its net income and net capital gains in the fiscal year in which it is earned. The Code also requires each fund to distribute at least 98% of undistributed net income for the calendar year and capital gains determined as of October 31 each year before the calendar year-end in order to avoid a 4% excise tax. We intend to distribute all taxable income to the extent it is realized to avoid federal excise taxes.

To qualify as a regulated investment company under the Code, each fund must also derive at least 90% of its gross income from dividends, interest, gains from the sale or disposition of securities and certain other types of income.

Should any fund fail to qualify as a "regulated investment company" under the Code, it would be taxed as a corporation with no allowable deduction for distributing dividends.

Tax Consequences to Shareholders.

Federal Income Tax.

As a shareholder, you will be subject to federal income tax on any ordinary net income and net capital gains realized by your fund and distributed to you as regular or capital gains dividends. It does not matter whether the dividend is distributed in cash or in the form of additional shares. Generally, dividends declared by your fund during October, November or December of any calendar year and paid to you before February 1 of the following year will be treated for tax purposes as received in the year the dividend was declared.

We can sell any securities held by a fund or which we have committed to purchase. Since profits realized from such sales are classified as capital gains, they would be subject to capital gains taxes.

Wash Sales.

If you receive dividends on shares held for less than six months, any loss on the sale or exchange of such shares will be disallowed up to the value of such dividends.

Dividends Received Deduction.

Since normally at least 65% of the Investors and Mid-Cap Growth Fund's assets will be invested in equity securities, some of which may pay eligible dividends, a substantial portion of the regular dividends paid by each Fund is expected to be eligible for the dividends received deduction for corporate shareholders (70% of dividends received). A percentage of the dividends paid by the Balanced and Foresight Funds may also be eligible for this deduction.

31% Withholding.

You may be subject to a 31% withholding requirement on transactions with the Trust in certain circumstances: (1) if you fail to comply with the interest and dividends "back-up" withholding provisions of the Code (by accurately filing Form W-9 or its equivalent, when required); or (2) if the Internal Revenue Service determined that you failed to properly report dividend or interest income.

Personal Holding Company.

We reserve the right to involuntarily redeem shares if ownership has or may become concentrated as to make a fund a personal holding company under the Code.

CALCULATION OF PERFORMANCE DATA

So that you can compare the Trust's funds with similar funds (and to market indices and other investment or savings vehicles) we calculate total returns for each fund.

How are Total Returns Calculated? We calculate annual total return and average annual total returns for the funds. Annual total return is based on the change in share price from the beginning to the end of the year, plus any distributions. We calculate average annual total return by finding the compounded annual rate of return over a given period that would be required to equal the return on an assumed initial investment in the fund to the ending redeemable value this investment would have had at the end of the period. This is done by taking into account the effect of the changes in the fund's share price during the period and any recurring fees charged to shareholder accounts. We also assume all dividends and other distributions are reinvested at the applicable share price when they were paid.

We may also calculate non-annualized aggregate total returns by computing the simple percentage change in value that equals an assumed initial investment in a fund with its redeemable value at the end of a given period, determined in the same manner as for average annual total return calculations.

Total return quotations as of the end of the Trust's most recent fiscal year are presented in the Prospectus. <r></r>

Performance Comparisons.

From time to time, in advertisements or in reports to shareholders and others, we may compare the performance of the Trust to that of recognized market indices. We may cite the ranking or performance of any fund as reported in recognized national periodicals, financial newsletters, reference publications, radio and television news broadcasts, or by independent performance measurement firms.

We may also compare the performance of any Fund to that of other funds we manage, if appropriate. We may compare our performance to that of other types of investments, substantiated by representative indices and statistics for those investments.

Market indices that we may use include those compiled by major securities firms. Other indices compiled by securities rating or valuation services, such as Standard and Poor's Corporation, may also be used. Periodicals that report market averages and indices, performance information, and/or rankings may include: The Wall Street Journal, Investors Business Daily, The New York Times, The Washington Post, Barron's, Forbes Magazine, Money Magazine, Mutual Funds Magazine, Kiplinger's Personal Finance and the Bank Rate Monitor. Independent performance measurement firms include Lipper Analytical Services, Inc. and Morningstar.

In addition, a variety of newsletters and reference publications provide information on the performance of mutual funds, such as the Donoghue's Money Fund Report. Financial news is broadcast by various radio and television media.

We may also disclose the contents of each of the Trust's portfolios as frequently as daily in advertisements and elsewhere.

Lipper Analytical Services, Inc. compares the performance of the Investors Fund to mutual funds categorized as "Growth and Income funds"; the performance of the Balanced Fund is compared to mutual funds categorized as "Balanced funds"; the Mid-Cap Growth Fund is compared to mutual funds categorized as "Mid-Cap Company Growth funds"; and the Foresight Fund is compared to mutual funds categorized as "Equity Flexible funds." If any of these categories should be changed by Lipper Analytical Services, Inc., we will make comparisons based on the revised categories.

Average Maturities. We do not calculate average maturity information for the Trust.

FINANCIAL STATEMENTS AND OTHER ADDITIONAL INFORMATION

Audited Financial Statements for the Trust, together with the Report of Deloitte & Touche LLP, Independent Auditors for the fiscal year ended December 31, 2000, appear in the Trust's Annual Report to shareholders for the fiscal year ended December 31, 2000. That report is incorporated herein by reference. The Report was filed with the Securities and Exchange Commission.

Statements contained in this Statement of Additional Information and in the Prospectus regarding the contents of contracts and other documents are not necessarily complete. You should refer to the documents themselves for definitive information on their provisions. We will supply copies of the Trust's important documents and contracts to interested persons upon request, or you can obtain them from the SEC's Internet site at www.sec.gov.

The Trust registered with the Securities and Exchange Commission in Washington, DC, by the filing a Registration Statement. The Registration Statement contains certain additional information not included in the Prospectus or this Statement of Additional Information. This information is available from the SEC or its Internet site. (See the back cover of the Prospectus for information about obtaining this information.)

Part C
May 1, 2001
Mosaic Equity Trust
Cross Reference Sheet (Continued)

Item 22(a) Financial Statements

Included in Part A: Financial Highlights

Included in Part B: Filed with the Securities and Exchange Commission pursuant to Section 30 of the Investment Company Act of 1940 on February 28, 2001, and incorporated herein by reference is the Trust's Annual Report to shareholders for the fiscal year ended December 31, 2000.

Included in such reports to shareholders are: Report of Independent Auditors, Statements of Net Assets, Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, Financial Highlights and Notes to Financial Statements.

Included in Part C: Consent of Independent Auditors

Item 23 Exhibits

Exhibit No. Description of Exhibit

a Declaration of Trust*

b By-Laws*

c Not Applicable

d Investment Advisory Agreement*

e Distribution Agreement*

f Not Applicable

g Custodian Agreement with Fee Schedule*

h Services Agreement and Transfer Agent Agreement*

i Consent of Counsel*

j Consent of Independent Auditors (Filed Herewith)

k Not Applicable

l Not Applicable

m Not Applicable

n Not Applicable

o Not Applicable

p Code of Ethics*

* Previously filed by Registrant.

24. Persons Controlled by or Under Common Control with Registrant.

None

25. Indemnification

Mosaic Funds maintains a Directors and Officers Errors and Omissions Policy that covers the officers and Trustees of the registrant as well as the officers and directors of the Registrant's advisor and its affiliates (referred to as an "Insured" or the "Insureds").   The policy does not protect against any liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of an Insured's office. (Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of such registrants pursuant to any provision of the Registrant's Declaration of Trust or its By-Laws, the Registrant and its officers and Trustees have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by an Insured in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, subject to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.)

26. Business and Other Connections of Investment Advisor.

Name	Position with Advisor	Other Business
Frank E. Burgess	Control Person and Vice President	President and Director of Madison Investment Advisors, Inc., 6411 Mineral Point Road, Madison, WI 53705
Katherine L. Frank	President	Vice President of Madison Investment Advisors, Inc. 6411 Mineral Point Road, Madison, WI 53705
Jay R. Sekelsky	Vice President	Vice President of Madison Investment Advisors, Inc. 6411 Mineral Point Road, Madison, WI 53705
Chris Berberet	Vice President	Vice President of Madison Investment Advisors, Inc. 6411 Mineral Point Road, Madison, WI 53705
W. Richard Mason	Secretary	Principal of Mosaic Funds Distributor, LLC, 8777 N. Gainey Center Drive, Scottsdale, AZ 85258, General Counsel of Madison Investment Advisors, Inc., 6411 Mineral Point Road, Madison, WI 53705

27. Principal Underwriters

(a) The registrant does not utilize the services of an underwriter. Mosaic Funds Distributor, LLC, the distributor of the Trust, also acts as distributor for Mosaic Focus Fund Trust, Mosaic Government Money Market, Mosaic Tax-Free Trust and Mosaic Income Trust.

(b)Name and Principal Position and Offices Position and Offices Business Address with Underwriters with Registrant

W. Richard Mason, Principal: Secretary 8777 N. Gainey Center Dr., Scottsdale, AZ 85258

(c) Not Applicable

28. Location of Accounts and Records

The principal amount of books, records and accounts of the Registrant are maintained at 6411 Mineral Point Road, Madison, WI 53705, at which address are located the offices of the Registrant and of Madison Mosaic, LLC. Current transfer agent and shareholder account records are kept at the offices of the Registrant's transfer agent, Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202. Additional records and documents relating to the affairs of the Registrant are maintained by Firstar Bank, N.A. of Cincinnati, OH, the Registrant's Custodian, at the Custodian's offices located at 425 Walnut Street, Cincinnati, OH 45202. Pursuant to the Custodian Agreement (see Article IX, Section 12), such materials will remain the property of the Registrant and will be available for inspection by the Registrant's officers and other duly authorized persons. Finally, all remaining books, records and accounts of the Registrant not maintained at or under the control of the Registrant's Madison, WI office will be maintained at the offices of the Advisor's Legal and Compliance Department, 8777 N. Gainey Center Drive, Suite 220, Scottsdale, AZ 85258 and are available for review at the Registrant's offices with advance notice.

29. Not Applicable

30. Undertakings. The Registrant shall furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest Annual Report to shareholders upon such person's request and without charge.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the County of Dane, State of Wisconsin, on the 30th day of April, 2001.

Mosaic Equity Trust

By: (signature) Katherine L. Frank President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Trustee (Date) Frank E. Burgess*

Trustee Lorence Wheeler* (Date)

Trustee (Vacant)

Trustee James Imhoff* (Date)

*(Signature), Attorney-In-Fact, 04/30/2001 John Rashke, Esquire